UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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OPTICAL CABLE CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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OPTICAL CABLE CORPORATION

5290 CONCOURSE DRIVE

ROANOKE, VIRGINIA 24019

February 27, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Optical Cable Corporation (the “Company” or “OCC®”), to be held on Tuesday, March 26, 2013, at 10:00 a.m. local time at the Green Ridge Recreation Center, 7415 Wood Haven Road, Roanoke, Virginia.

At the annual meeting of shareholders, you are being asked to do the following:

(1)	elect the Company’s board of directors from the slate of directors nominated in accordance with the Company’s bylaws to serve until the next annual meeting of shareholders;

(2)	approve the Amended and Restated 2011 Stock Incentive Plan, including the reservation of an additional 500,000 common shares of the Company for issuance under the Amended and Restated 2011 Stock Incentive Plan;

(3)	ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2013;

(4)	approve, on a non-binding advisory basis, the compensation to our named executive officers; and

(5)	vote, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation.

We also will be pleased to report on the affairs of the Company.

Whether or not you are able to attend, it is important that your shares be represented and voted at this meeting. Submitting the proxy before the annual meeting will not preclude you from voting in person at the annual meeting if you should decide to attend. Your prompt response would be greatly appreciated.

Sincerely,

/s/ Neil D. Wilkin, Jr.
Neil D. Wilkin, Jr.
Chairman of the Board of Directors,
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire even if you have previously sent in your proxy.

OPTICAL CABLE CORPORATION

Notice of Annual Meeting of Shareholders

March 26, 2013

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Optical Cable Corporation, a Virginia corporation (the “Company”), is scheduled to be held on Tuesday, March 26, 2013 at 10:00 a.m. local time at the Green Ridge Recreation Center, 7415 Wood Haven Road, Roanoke, Virginia for the following purposes:

1.	to elect five directors from the slate of directors nominated in accordance with the Company’s bylaws to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

2.	to approve the Amended and Restated 2011 Stock Incentive Plan, including the reservation of an additional 500,000 common shares of the Company for issuance under the Amended and Restated 2011 Stock Incentive Plan;

3.	to ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2013;

4.	to approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

5.	to vote, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation; and

6.	to transact such other business as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on January 25, 2013, are entitled to notice of and to vote at the annual meeting and any adjournment thereof. All shareholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Shareholders attending the meeting may revoke their proxy and vote in person.

FOR THE BOARD OF DIRECTORS

/s/ Tracy G. Smith
Tracy G. Smith
Corporate Secretary

Roanoke, Virginia

February 27, 2013

OPTICAL CABLE CORPORATION

5290 CONCOURSE DRIVE

ROANOKE, VIRGINIA 24019

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

MARCH 26, 2013

Proxy Solicitation

This proxy statement is furnished to the holders of common shares, no par value (“Common Shares”), of Optical Cable Corporation, a Virginia corporation (the “Company” or “OCC®”), in connection with the solicitation by the Board of Directors of the Company (sometimes referred to herein as the “Board” or the “Board of Directors”) of proxies for use at the annual meeting of shareholders to be held on Tuesday, March 26, 2013, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that will properly come before the annual meeting.

Proxies for use at the annual meeting are being solicited by and on behalf of the Board of Directors of the Company. These proxy solicitation materials are first being mailed on or about February 27, 2013 to all shareholders entitled to vote at the annual meeting. Proxies will be solicited chiefly by mail, but are also available on the Company’s website at http://www.occfiber.com/proxy. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their reasonable out-of-pocket expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the annual meeting, solicitations may be made by mail or by telephone, facsimile, e-mail, or personal interviews by Directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has engaged the firm MacKenzie Partners, Inc. to assist in the solicitation of proxies. The Company anticipates the fees associated with the firm’s services, exclusive of out-of-pocket expenses, will not exceed $15,000.

Revocability and Voting of Proxy

A shareholder may revoke the authority granted by his or her execution of a proxy at any time before the effective exercise of such proxy by filing with the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the annual meeting. The Company’s Common Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the shares represented thereby will be voted FOR the five directors nominated in accordance with the Company’s bylaws to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified, FOR the approval of the Amended and Restated 2011 Stock Incentive Plan, including the reservation of an additional 500,000 Common Shares of the Company for issuance under the Amended and Restated 2011 Stock Incentive Plan, FOR the ratification of KPMG LLP as the independent registered public accounting firm for the Company, FOR the approval, on a non-binding advisory basis, of the compensation to our named executive officers, FOR holding, on a non-binding advisory basis, an advisory vote on executive compensation every year, and in accordance with the best judgment of the Board of Directors on any other matters which may properly come before the annual meeting.

Record Date and Voting Rights

Only shareholders of record at the close of business on January 25, 2013 (the “record date”) are entitled to notice of and to vote at the annual meeting. As of the record date, 6,282,092 Common Shares were issued and outstanding. Each Common Share is entitled to one vote on all matters that may properly come before the annual meeting.

A majority of votes entitled to be cast on a particular matter, represented in person or by proxy, constitutes a quorum for purposes of the annual meeting. Once a Common Share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjournment. Abstentions will be counted in determining the existence of a quorum, but Common Shares held by a broker, as nominee, and not voted on any matter will not be counted for such purpose.

Proposal No. 1, the election of each nominee for Director, and Proposal No. 5, the frequency of future advisory votes on named executive officer compensation, require the affirmative vote of the holders of a plurality of the votes cast. All other matters to come before the annual meeting require the affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote on such matter at the annual meeting. For this purpose, abstentions and broker non-votes will be deemed shares not voted on such matters, will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for the approval of such matters.

Votes at the annual meeting will be tabulated by “Inspectors of Election” appointed by the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board, currently comprised of five members, has nominated five persons for election as Directors. Unless otherwise specified, the proxy will be voted in favor of the persons named below to serve until the next annual meeting and until their successors are elected and qualified. Each person named below is now a Director of the Company. In the event any of the nominees are unable to serve as a Director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur as a result of a nominee being unable to serve.

The names of the nominees and certain other information about the nominees are set forth below:

Nominee	Age	Director Since	Office Held with Company

Neil D. Wilkin, Jr.	49	2001	Chairman of the Board of Directors, President and Chief Executive Officer

Randall H. Frazier	61	1996	Director

John M. Holland	67	1996	Director

Craig H. Weber	53	2002	Director

John B. Williamson, III	58	2004	Director

Mr. Wilkin is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. He was named Chairman of the Board and Chief Executive Officer in September 2003, in addition to his previously held positions as President and as a member of the Board of Directors. Mr. Wilkin first became a Director and was named Chief Financial Officer and Senior Vice President of the Company in September 2001. In December 2001, Mr. Wilkin became Acting-President in addition to his role as Chief Financial Officer, and on April 11, 2002 he was named President by the Board of Directors. Prior to joining the Company, Mr. Wilkin served as Chief Financial Officer of a nationally licensed, internet-based real estate brokerage company. Prior to that, Mr. Wilkin practiced law concentrating on mergers and acquisitions, corporate finance, and general corporate matters. He worked at two law firms: McGuireWoods LLP in Richmond, Virginia and Kirkland & Ellis in Washington, D.C. Mr. Wilkin practiced with Coopers & Lybrand (a predecessor to PricewaterhouseCoopers) as a CPA before returning to graduate business school and law school. Mr. Wilkin earned his MBA from the Darden School at the University of Virginia, is a graduate of the University of Virginia School of Law, and received his undergraduate degree from the McIntire School of Commerce at the University of Virginia. Mr. Wilkin also serves on the board of directors of Luna Innovations Incorporated (Nasdaq CM: LUNA).

In determining nominations to the Board of Directors, the Nominating Committee considered Mr. Wilkin’s experience leading the Company since December 2001 and his business, entrepreneurial, financial and legal background, as well as his experience with public reporting companies, as essential and important qualities beneficial to the Board.

Mr. Frazier was elected a Director of the Company in April 1996. Mr. Frazier is currently President and Chief Executive Officer of R. Frazier, Inc., 1st Choice Financial, Inc. and XRIMZ, LLC, together a consortium of privately held companies that sell, service and finance electronic products to the home user market and that finance aftermarket automobile accessories for the consumer market. Mr. Frazier founded R. Frazier, Inc. in 1988. Mr. Frazier was self-employed in various chemical and engineering businesses prior to the founding of R. Frazier, Inc. Prior to that, Mr. Frazier was a senior chemist with E. I. du Pont de Nemours and Company (“DuPont”). Mr. Frazier earned a bachelor’s degree in chemistry from Virginia Military Institute.

In determining nominations to the Board of Directors, the Nominating Committee considered Mr. Frazier’s experience serving the Company’s Board since April 1996 and his broad business and entrepreneurial background, as well as his manufacturing experience, as essential and important qualities beneficial to the Board.

Mr. Holland was elected a Director of the Company in April 1996. Mr. Holland is the President and Founder of Holland Technical Services, a software and automation consulting firm specializing in the manufacturing industry that he founded in 2002. Mr. Holland is also the President of the Equine Welfare Alliance, a non-profit umbrella organization with approximately 270 member organizations. Mr. Holland’s previous experience includes being employed by the Electro-Optics Product Division of ITT where he was responsible for the design of the earliest fiber optic systems and the development of automated manufacturing systems for optical fiber. Mr. Holland holds numerous patents in fiber optics and robotics and is the author of three books. His most recent book, Designing Autonomous Mobile Robots—Inside the Mind of an Intelligent Machine, was published in 2003.

In determining nominations to the Board of Directors, the Nominating Committee considered Mr. Holland’s experience serving the Company’s Board since April 1996, his fiber optic systems background and his expertise with automated manufacturing systems like those used by the Company, as essential and important qualities beneficial to the Board.

Mr. Weber was elected a Director of the Company in February 2002. Mr. Weber was most recently President and Chief Operating Officer of Document Capture Technologies, Inc. (OTCBB: DCMT), an IP-driven leader in the design, development, manufacture and sale of advanced imaging technologies from 2010 to January 2013. Previously, Mr. Weber held leadership positions as Executive Vice President, Corporate Development & Chief Financial Officer of Home Care Delivered, Inc., a provider of disposable medical supplies from 2008 to 2010; Managing Partner of Hollymeade Group, LLC, a real estate investment firm from 2003 to 2008; President of Hollymeade Land Services, LLC, an excavation company from 2005 to 2008; President & CEO of Whitlock eBusiness Solutions, a business & technology consulting company from 2001 to 2003; Chief Operating Officer, strategic planning officer and legal officer of homebytes.com incorporated, a nationally licensed real estate brokerage company from 1999 to 2001; and Vice President-Business Development and chief legal, human resources & administrative officer for Walco International, Inc., a national distributor of pharmaceuticals and other products from 1997 to 1999. Prior to that Mr. Weber practiced corporate law for 12 years as a partner at McGuireWoods and associate at Sullivan & Cromwell where he specialized in corporate finance, mergers & acquisitions, banking and general corporate matters. Mr. Weber serves on the board of directors of Home Care Delivered, Inc., where he is Chairman of its Audit, Compensation and Independent committees. Mr. Weber earned his MBA from The College of William and Mary, his law degree from the University of Virginia, and his undergraduate degree from Cornell University.

In determining nominations to the Board of Directors, the Nominating Committee considered Mr. Weber’s experience serving the Company’s Board since February 2002, and his business, entrepreneurial, financial and legal background, as well as his experience with public reporting companies, as essential and important qualities beneficial to the Board.

Mr. Williamson was elected a Director of the Company in July 2004. Mr. Williamson is President, Chief Executive Officer and Chairman of the Board of RGC Resources, Inc. (Nasdaq GM: RGCO) located in Roanoke, Virginia. RGC provides natural gas sales and related services in western Virginia. Mr. Williamson joined the predecessor to RGC Resources in 1992 and has served in a number of leadership capacities with that company, including Vice President of Rates and Finance, before becoming Chief Executive Officer and President in 1999, and later being named Chairman. Mr. Williamson serves on the board of directors of Corning Natural Gas Corporation (OTCBB:CNIG.OB), Luna Innovations Incorporated (Nasdaq CM: LUNA) and Botetourt Bankshares, Inc. (OTCQB: BORT). Mr. Williamson earned his MBA from the College of William and Mary and received his undergraduate degree from Virginia Commonwealth University.

In determining nominations to the Board of Directors, the Nominating Committee considered Mr. Williamson’s experience serving the Company’s Board since July 2004, and his broad business and financial background, as well as his experience with public reporting companies, as essential and important qualities beneficial to the Board.

Code of Ethics

The Company has a Code of Business Conduct and Ethics that applies to each of the Company’s directors, officers and employees. A copy of the Code of Business Conduct and Ethics can be found on the Company’s web site at http://www.occfiber.com/ir/corpgov. The Code of Business Conduct and Ethics sets forth the Company’s policies and expectations on a number of topics, including: Compliance with Laws, Rules and Regulations; Conflicts of Interest; Insider Trading; Corporate Opportunities; Competition and Fair Dealing; Discrimination and Harassment; Health and Safety; Record-Keeping; Confidentiality; Protection and Proper Use of Company Assets; Prohibitions Against Payments to Government Personnel; Waivers of the Code of Business Conduct and Ethics; Amendments; Reporting any Illegal or Unethical Behavior; and Compliance Procedures.

The Board of Directors of the Company reviews the Code of Business Conduct and Ethics on an as needed basis, and changes or amends the Code of Business Conduct and Ethics as appropriate.

The Company has a Code of Ethics for Chief Executive Officer and Senior Financial Officers which applies to the President and Chief Executive Officer, the Chief Financial Officer, the Corporate Controller and the Director of Finance. The Code of Ethics for Chief Executive Officer and Senior Financial Officers, as amended, can be found on the Company’s web site at http://www.occfiber.com/ir/corpgov. Under the Code of Ethics for Chief Executive Officer and Senior Financial Officers, the Chief Executive Officer and senior financial officers have agreed to abide by principles governing their professional and ethical conduct.

The Board of Directors of the Company reviews the Code of Ethics for Chief Executive Officer and Senior Financial Officers on an as needed basis, and changes or amends the Code of Ethics for Chief Executive Officer and Senior Financial Officers as appropriate.

Adoption of Equity Ownership and Retention Policy for Non-employee Directors

The Company has an Equity Ownership and Retention Policy for Non-employee Directors. The policy is applicable to all non-employee members of the Company’s Board. This policy requires each non-employee member of the Board to accumulate over a set period and retain, a minimum value of the Company’s Common Shares, and also to retain minimum percentages of the Company’s Common Shares awarded to them under any non-employee directors stock plan. The intention of this policy is to ensure non-employee members of the Board have wealth at risk in the Company’s Common Shares, further aligning the interests of the Board with those of the shareholders. A copy of the Equity Ownership and Retention Policy for Non-employee Directors can be found on the Company’s web site at http://www.occfiber.com/ir/corpgov.

Meetings of the Board of Directors and Committees

The Board of Directors held a total of four meetings during the Company’s fiscal year ended October 31, 2012. Each Director attended in person or telephonically at least 75% of the meetings held by the Board of Directors and all committees thereof on which each Director served or, in the event that membership was for a partial year, at least 75% of the meetings occurring during the period of membership. It is the policy of the Company that every Director attend annual meetings of shareholders. All of the Directors of the Company attended the last annual meeting of shareholders. The Board of Directors has determined that each of Messrs. Frazier, Holland, Weber and Williamson qualify as independent directors. The Board considers the listing standards and rules of the Nasdaq Stock Market, Inc. (“Nasdaq”) and the U.S. Securities and Exchange Commission (“SEC”) in determining independence.

Shareholders may send communications to the Board of Directors by mailing such communications addressed to Board of Directors (or addressed to a specific individual director), c/o Optical Cable Corporation, 5290 Concourse Drive, Roanoke, Virginia 24019.

The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Audit Committee is comprised of Messrs. Frazier, Weber and Williamson. Messrs. Frazier, Weber and Williamson are all considered independent by the Company. The Company considers the corporate governance guidelines of Nasdaq and the (“SEC”) when determining independence. Each of Messrs. Frazier, Weber and Williamson are financially sophisticated. Mr. Williamson qualifies as an Audit Committee Financial Expert, as such term is defined under Item 401(h) of Regulation S-K, and has been designated the Audit Committee’s financial expert. He is also the Audit Committee Chairman. The Audit Committee met five times during the fiscal year.

The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found on the Company’s web site at http://www.occfiber.com/ir/corpgov. The Audit Committee selects the independent registered public accounting firm of the Company, pre-approves the audit and permitted non-audit services provided by the Company’s independent registered public accounting firm, discusses and reviews the scope and the fees of the prospective annual audit, reviews the audit plan and the results of the annual audit with the Company’s independent registered public accounting firm, reviews compliance with existing major financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management’s procedures and policies relative to the adequacy of the Company’s internal control over financial reporting, and compliance with federal and state laws relating to accounting practices, and is notified of material proposed transactions, if any, with related parties.

The Compensation Committee is comprised of Messrs. Frazier and Weber. The Compensation Committee met two times during the fiscal year. The Compensation Committee and Board of Directors, as appropriate, administer the stock incentive plans of Optical Cable Corporation, including the Optical Cable

Corporation 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”), the Optical Cable Corporation 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”) and any successor plans. Since December 2001, the Compensation Committee has consisted of only non-employee Directors. Mr. Weber is the Compensation Committee Chairman.

The Compensation Committee: (i) reviews and approves all compensation for the President and Chief Executive Officer; (ii) reviews and approves the President and Chief Executive Officer’s employment agreement, if any; (iii) reviews recommendations made by the President and Chief Executive Officer with respect to compensation for executive and other senior officers other than the President and Chief Executive Officer; (iv) reviews recommendations made by the President and Chief Executive Officer with respect to employment agreements, if any, for executive and other senior officers other than the President and Chief Executive Officer; (v) reviews recommendations made by the President and Chief Executive Officer with respect to, and approves and administers, the criteria used for determining annual management incentive bonus compensation, if any, for senior officers of the Company; (vi) establishes the individual goals for the President and Chief Executive Officer to be used for determining annual incentive bonus compensation; and (vii) carries out related responsibilities required by the rules of the SEC.

The Nominating and Corporate Governance Committee is comprised of Messrs. Frazier, Weber and Williamson. Messrs. Frazier, Weber and Williamson are all considered independent by the Company. The Company considers the corporate governance guidelines of Nasdaq and the SEC when determining independence. The Nominating and Corporate Governance Committee met one time during the fiscal year. Mr. Frazier is the Nominating and Corporate Governance Committee Chairman.

The Nominating and Corporate Governance Committee: (i) reviews the qualifications of candidates to serve on the Board of Directors and for each election of Directors recommends nominees for consideration by the full Board of Directors; (ii) reviews and makes recommendations to the Board of Directors on matters of Director independence and corporate governance of the Board; and (iii) has such other duties as may be requested by the Board or the Chairman of the Board of Directors. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for directors. In defining “diversity”, the Nominating and Corporate Governance Committee considers an individual’s background, reputation, professional experience, education and skill, civic involvement, race, gender and/or national origin. The Company does not have a written policy with regard to the consideration of diversity in identifying director nominees.

Board Leadership Structure and Lead Director

Our Board leadership structure is currently composed of a combined Chairman of the Board of Directors and Chief Executive Officer, an independent Audit Committee Chairman, an independent Compensation Committee Chairman, and an independent Nominating and Corporate Governance Chairman.

Mr. Wilkin is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. He was named Chairman of the Board and Chief Executive Officer in September 2003, in addition to his previously held positions as President and as a member of the Board of Directors.

After careful consideration, our Board of Directors has determined that at this time it is appropriate for the Chairman and the CEO to be the same individual. The Board of Directors has also determined, for the reasons set forth herein, that a lead independent director is not necessary and has not appointed one at this time. In making these determinations, the Board of Directors considered the relative size of the Company, the size of the Board of Directors and the fact that all remaining members of the Board of Directors are independent Directors. The Board believes that having a combined role, considering the Company’s size, enhances the ability to provide insight and direction on important strategic initiatives to both management and the Board, and to ensure that they act with a common purpose. The Company also believes that its overall corporate governance policies and practices adequately address any governance concerns raised by the dual CEO and Chairman role. Separating the roles would potentially result in less effective management and governance processes through undesirable duplication of work and, in worst case, lead to a blurring of the current clear lines of accountability and responsibility.

The Board of Director’s Role in Risk Oversight

Our Board of Directors has primary responsibility for overall risk oversight. The Board and the Company’s management each have distinct roles in the identification, assessment, oversight and management of potential risks that could affect the Company’s ability to achieve its strategic and financial objectives. Our corporate governance policies provide that the Board shall assess major risk factors relating to the Company and its performance, and review measures to mitigate and address such risks. To facilitate effective oversight, the various committees of the Board meet periodically and report to the full Board regarding potential risks to the Company, as well as the Company’s strategy for managing those risks to an appropriate level. However, while each of the committees contributes to the risk management oversight function by assisting the Board in the manner described, the Board itself remains responsible for the oversight of the Company’s overall risk management program. We believe that this structure ensures that our Board is fully aware of, and appropriately oversees, the Company’s significant risks.

The Board believes that its current leadership structure best facilitates its oversight of risk by combining independent leadership, through independent board committees, and majority independent board composition, with an experienced Chairman and Chief Executive Officer who has intimate knowledge of our business, history, and the complex challenges we face. The Chairman and Chief Executive Officer’s in-depth understanding of these matters and involvement in the day-to-day management of the Company uniquely positions him to promptly identify and raise key business risks to the Board, call special meetings of the Board when necessary to address critical issues, and focus the Board’s attention on areas of concern. The independent committee chairs and other directors also are experienced professionals or executives who can and regularly do raise issues for Board consideration and review, and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the independent Board members and the Chairman and Chief Executive Officer, which enhances risk oversight.

The Board of Directors exercises its oversight responsibility for risk both directly and through its three standing committees. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through regular oral reports from the committee chairs or committee meeting minutes available for review by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as needed. Periodically, the Board conducts a review of our long-term strategic plans and other members of senior management report on our top risks and the steps management has taken or will take to mitigate these risks. In addition, legal counsel updates the Board on material legal and regulatory matters as requested by the Board. On a regular basis between Board meetings, our Chairman and Chief Executive Officer reports to the Board on the critical issues faced and recent developments as deemed necessary. These reports may include a discussion of business risks and/or a discussion regarding enterprise risk.

The Audit Committee meets regularly with our Chief Executive Officer, Chief Financial Officer, independent registered public accounting firm and legal counsel to discuss our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk and compliance risk. The Audit Committee meets regularly in separate executive session with the independent registered public accounting firm, as well as with committee members only, to facilitate a full and candid discussion of risk and other governance issues.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for employees and ensuring executive compensation is aligned with performance. The Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ON THE PROXY.

PROPOSAL NO. 2

APPROVE OF THE AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN,

INCLUDING THE RESERVATION OF AN ADDITIONAL 500,000 COMMON SHARES FOR

ISSUANCE UNDER THE AMENDED PLAN

The Company is seeking approval to amend and restate the Company’s 2011 Stock Incentive Plan (the “2011 Plan”) as the Optical Cable Corporation Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”), including the reservation of an additional 500,000 shares of Common Shares of the Company for issuance under the Amended Plan. If approved, the Amended Plan will become effective on March 26, 2013 following the annual meeting of shareholders. See Summary of Equity Compensation Plans below for additional information related to shares currently available for grant or issuance under the Company’s existing stock incentive plans.

The complete text of the Amended Plan is attached as Appendix A. The complete text of the Amended Plan, marked to indicate changes from the 2011 Plan, is attached as Appendix B.

This summary is not intended to be a complete description of the Amended Plan and is qualified in its entirety by the actual text of the Amended Plan set forth in Appendix A.

Summary of Changes

The Company’s 2011 Stock Incentive Plan is being amended and restated to add clarity to certain terms defined in the 2011 Plan, to reserve an additional 500,000 shares of Common Shares of the Company for issuance under the 2011 Plan, as well as to succeed and replace the Optical Cable Corporation 2005 Stock Incentive Plan (the “2005 Plan”).

The definitions being clarified by the Amended Plan include Fair Market Value, Performance Goal and Service Provider. Additionally, certain other administrative clarifications are being made including the addition of the use of restrictive legends on shares in lieu of holding shares with restrictions in escrow, at the Company’s discretion, the addition of language to clarify that participation in the plan does not confer employment or service rights and the extension of the termination date of the Amended Plan. Approval of the Amended Plan will replenish the number of shares available for issuance under the Amended Plan and in addition to the number of shares still available for issuance under the Amended Plan, which are anticipated to be issued over the next two to three years.

The Company intends to use the Amended Plan to provide the Company’s executive officers and other key employees with long-term incentives and rewards tied to the price of the Company’s Common Shares, intended to align the long-term interest of executive officers and other key employees with those of shareholders, and to enable the Company to attract, motivate, and retain the best available individuals for service to the Company.

If the Amended Plan is approved, the 500,000 additional shares reserved for issuance under the Amended Plan will be added to the approximately 216,000 existing Common Shares previously reserved and still available for issuance under the Amended Plan (which is the total of the number of shares still available for issuance as of February 15, 2013, as previously approved by the shareholders).

Over the course of the last three fiscal years, the Company has issued an average annual total of 218,616 Common Shares per year or less than 3.5% of the average outstanding common shares to its key employees.

During the last three fiscal years, the Company has purchased and retired 592,848 common shares, in order to minimize the impact of dilution on our shareholders of equity issuances from the Company’s stock incentive plans.

We believe that the Company’s equity usage is consistent with the broader market as well as with our competitors’ executive compensation. In addition, we believe our shares available for future grant as a percentage of shares outstanding is low as compared to the broader market and our competitors, demonstrating the need for additional shares.

Similar to other companies in our industry, we believe equity compensation is integral in providing a competitive total compensation package necessary to recruit, retain and reward key employees. Equity awards are commonly used by companies our size, and the ability to provide competitive grants is essential to competing in the Company’s labor markets. Therefore, it is imperative to provide long-term incentive awards as a component of the Company’s compensation program. The Company will seek an appropriate balance between meeting employee hiring, retention, and compensation goals and avoiding excessive shareholder dilution.

It is essential to provide a long-term link between compensation and shareholder value creation and rely on equity compensation as one of the most efficient and effective means to create such a relationship. The Company’s equity incentive program is designed to align the interests of the Company’s executive officers and other key employees with those of shareholders, motivate the executive officers to achieve key financial goals, and reward superior performance over a multi-year period. The Company has historically utilized restricted share grants to create this link between pay and performance.

If shareholders do not approve the reservation of additional Common Shares under the Plan, our ability to create long-term incentives for key employees will be substantially diminished.

The remaining material terms and provisions of the Amended Plan are summarized below.

Background

The Amended Plan is integral to the Company’s compensation strategy and programs. The Board believes that the Amended Plan will help the Company recruit, motivate and retain the caliber of employees and other service providers essential to the Company’s success, and will further align the interests of those persons with the interests of the Company’s shareholders.

The Amended Plan permits grants of shares of restricted stock, restricted stock units, options, stock appreciation rights, performance grants and stock awards. Shareholder approval of the Amended Plan will permit performance-based awards, as discussed below, to qualify for deductibility under Section 162(m) of the Internal Revenue Code (the “Code”).

Awards and grants under the Amended Plan are referred to as “Incentive Awards.” Incentive Awards may be made to any employee, consultant or other natural person employed by or providing bona fide services to the Company, and parent or its subsidiaries. Those persons who receive Incentive Awards under the Amended Plan are referred to as “Participants.” Participants include all present and future employees of the Company, any parent and its subsidiaries.

Effective Date of the Plan

The Amended Plan will become effective on March 26, 2013 if approved by the Company’s shareholders, as described below. The Amended Plan will automatically terminate at the close of business on February 15, 2023.

Effect on the 2005 Plan

The Amended Plan succeeds and replaces the Company’s 2005 Plan. No further incentive awards may be granted under the 2005 Plan after the effective date of the Amended Plan. Each outstanding incentive award granted under the 2005 Plan shall continue to be governed solely by the terms of the 2005 Plan and the award agreements relating to such incentive awards. Shares relating to awards or portions of awards granted under the 2005 Plan that expire, are forfeited, that terminate unexercised or that are withheld by the Company in satisfaction of an employee’s obligations to pay applicable withholding taxes with respect to the incentive award, may in certain circumstances be subjected to an Incentive Award under the Amended Plan or used to increase the share reserve under the Amended Plan.

Eligibility

All present and future employees and other service providers of the Company and its subsidiaries are eligible to receive Incentive Awards under the Amended Plan if the Compensation Committee determines that they have contributed, or can be expected to contribute, significantly to the Company or any of its subsidiaries. The Compensation Committee has the power and complete discretion to select eligible employees and other eligible service providers to receive Incentive Awards and to determine the type of award and its terms and conditions. As of January 31, 2013, the Company estimates that there are less than 500 employees and other service providers (2 of whom are executive officers) who may be eligible for Incentive Awards under the Amended Plan.

Administration

The Amended Plan will be administered by the Compensation Committee. The Compensation Committee will have full authority, subject to the provisions of the Amended Plan to, among other things, determine the Participants to whom Incentive Awards will be granted, the type of Incentive Awards to be granted, the number of shares to be made subject to Incentive Awards, the exercise price and other terms and conditions of the Incentive Awards and to interpret the Amended Plan. The Compensation Committee may prescribe, amend and rescind the rules and regulations relating to the Amended Plan, and may delegate certain administrative powers to officers of the Company.

The Amended Plan is intended to comply with the provisions of SEC Rule 16b-3, which permit Incentive Awards granted under the plan to be exempt from the short-swing profit liability rules under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). In addition, the Amended Plan is designed to comply with the requirements for “performance-based compensation” under Section 162(m) of the Code, thereby allowing us to maximize our federal income tax deductions with respect to Incentive Awards granted under the Amended Plan, and to allow Incentive Awards to comply with the requirements of Section 409A of the Code regarding deferred compensation arrangements, to the extent applicable.

Common Shares Available for Incentive Awards

If this Proposal No. 2 is approved, the number of Common Shares of the Company available for issuance under the Amended Plan, will be 500,000 shares plus the combined total number of shares still available for issuance under the 2011 Plan and the 2005 Plan as of the effective date of the Amended Plan (or a total of approximately 216,000 shares, which is the number still available as of February 15, 2013) (the “Previously Reserved Shares”). The Previously Reserved Shares were authorized for reservation by the Company’s shareholders under the 2011 Plan and the 2005 Plan. Of the total Previously Reserved Shares still available as of February 15, 2013, approximately 55,000 of the shares are still available under the 2005 Plan and approximately 161,000 of the shares are still available under the 2011 Plan.

As of February 15, 2013, there are 345,930 restricted shares of the Company, previously granted under the 2011 Plan and the 2005 Plan, that are issued and outstanding, but have not yet vested and are subject to forfeiture. The Company has no outstanding options or warrants as of February 15, 2013. Additionally, under the Company’s 2004 Non-employee Directors Stock Plan, there are approximately 66,000 shares available as of February 15, 2013.

The number of shares available for issuance under the Amended Plan will be subject to adjustment upon the occurrence of any stock dividend or other distribution, stock split, merger, consolidation, combination, share repurchase or exchange or other similar corporate transaction or event. In addition, no more than 250,000 Common Shares may be allocated to the Incentive Awards that are granted during any single taxable year of the Company to any Participant. The aggregate maximum cash amount payable under the Amended Plan in any single taxable year of the Company to any Participant cannot exceed $2,000,000.

In the event that Proposal No. 2 is approved, the number of Common Shares of the Company reserved and available for issuance under the Amended Plan will be increased by an additional 500,000 shares—which is in addition to the combined total number of shares still available for issuance under the Amended Plan (which combines the shares still available for issuance under the 2005 Plan and the 2011 Plan), all of which were previously authorized for reservation by the Company’s shareholders.

Common Shares covered by an Incentive Award granted under the Amended Plan will not be counted as used under the Amended Plan unless and until they are actually issued and delivered to a Participant. Common Shares allocable to Incentive Awards that terminate, lapse or are forfeited for any reason will again be available for grant under the Amended Plan. In addition, Common Shares that a Participant exchanges to pay the exercise price of an option, that are retained by the Company to pay applicable tax withholding on an Incentive Award, and shares allocated to an Incentive Award that is settled in cash also will be available again for grant under the Amended Plan. Finally, shares covered by a stock appreciation right shall be counted as used only if the shares are actually issued to the Participant.

The number of shares that may be issued under the Amended Plan will be proportionately adjusted in the event of a recapitalization event like a stock dividend, stock split or other similar event affecting the Company’s Common Shares. The Amended Plan prohibits repricing of stock options or stock appreciation rights without shareholder approval, except in connection with a recapitalization event. A repricing generally includes any change to reduce the exercise price of outstanding options or stock appreciation rights, the cancellation of outstanding options or stock appreciation rights in exchange for cash or other incentive awards (except for an exchange in connection with a corporate event involving the Company) or any other action that is treated as a repricing under generally accepted accounting principles.

The Company’s Common Shares are traded on the NASDAQ Global Market. The last reported sales price of the Company’s Common Shares on February 15, 2013 was $4.02 per share.

Types of Incentive Awards That May Be Granted Under the Amended Plan.

The following types of Incentive Awards may be granted under the Amended Plan:

Stock Options and Stock Appreciation Rights. The Compensation Committee may grant options to eligible employees and other service providers, and establish the terms and conditions for exercising an option. Stock appreciation rights may be granted on all or any part of an option, and also are subject to terms and conditions set by the Compensation Committee. Stock appreciation rights also may be granted separately from an option. No dividend equivalents may be paid with respect to options or stock appreciation rights.

The exercise price of an option will be at least 100% of the fair market value of Company Common Shares on the date that the option is granted. No option may be exercised more than 10 years after the date on which it was granted, or after such shorter period as may be required by the Code. The options may be either incentive stock options or nonstatutory options. Incentive stock options are options which satisfy Section 422 of the Code and the regulations thereunder. Nonstatutory options do not satisfy Section 422 of the Code. For purposes of the Amended Plan, fair market value means the closing sales price of a Common Share (as reported by the exchange on which the Company’s shares are listed or other manner permitted by the Amended Plan) as of the date of grant or such other date for which the value of Company Common Shares must be determined.

Payment for shares purchased upon exercise of an option must be made in full in cash, or if permitted by the Compensation Committee, by delivery of shares owned by the Participant having a fair market value on the date of transfer equal to the exercise price, or in such other manner as may be authorized by the Compensation Committee.

A stock appreciation right entitles the Participant to receive an amount equal to the excess of (i) the fair market value on the date of exercise of Company Common Shares covered by the surrendered stock appreciation right over (ii) the fair market value of Company Common Shares on the date the stock appreciation right was granted. The award may be paid in Company Common Shares or cash, or both.

Restricted Stock and Stock Awards. The Compensation Committee may grant restricted stock under the Plan, which will be Company Common Shares subject to certain terms and conditions. The Participant will not be able to sell or transfer the restricted stock until the restrictions stated in the award agreement have been met, which may include the achievement of performance goals (as described below under the heading Performance Grants). The restricted stock will be forfeited if the restrictions are not met. The minimum period over which the restrictions of any award of restricted stock (that is not subject to a performance goal) may lapse is ratably over three years from the date of grant. The minimum restriction period applicable to any award of restricted stock that is subject to a performance goal is one year from the date of grant.

Eligible individuals may also receive stock awards. Stock awards are Company Common Shares issued without any restrictions on transferability, other than restrictions necessary to comply with applicable securities laws.

Restricted Stock Unit Awards. The Compensation Committee may grant restricted stock units, which will be the right to receive Company Common Shares or cash subject to certain terms and conditions. Unlike grants of restricted stock, no shares are issued at grant. Such restrictions may include the achievement of performance goals (as described below under the heading Performance Grants). Similar to restricted stock, restricted stock units cannot be sold or transferred by a Participant until the applicable restrictions expire or have been met. Upon the lapse of restrictions, a restricted stock unit entitles a Participant to receive Common Shares or cash equal to the fair market value of a Common Share on the date the restrictions lapse. The minimum period over which the restrictions of any award of restricted stock (that is not subject to a performance goal) may lapse is ratably over three years from the date of grant. The minimum restriction period applicable to any award of restricted stock that is subject to a performance goal is one year from the date of grant.

Performance Grants. Performance grants are subject to the achievement of pre-established performance goals and may be administered to comply with the requirements of Section 162(m) of the Code. Performance goals are based on objective and quantifiable performance criteria. The performance criteria that the Compensation Committee may use in establishing performance goals are total shareholder return, stock price, revenue, gross profit, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), operating income, pre-tax earnings, net operating profit after taxes, net income, earnings per share, gross margin, operating margin, net margin, operating cash flow, free cash flow, return on assets, return on invested capital, return on equity, or return on some defined set of assets, capital or equity as defined by the Compensation Committee. Performance criteria may be used to measure the performance of the Company as a whole or any business unit of the Company, and may be measured relative to a peer group or index.

The Compensation Committee sets target and maximum amounts payable under the performance grant. The Participant receives the appropriate payments at the end of the performance period if the performance goals (and other terms and conditions of the award) are met. However, to the extent permitted by Code Section 162(m), the Compensation Committee may adjust performance goals if it determines that nonrecurring, extraordinary or non-operational items have materially affected the fairness of the performance goals and have unduly affected the Company’s ability to meet them, including without limitation, items such as the effects of currency fluctuations and litigation or claim judgments or settlements. The actual payments under a performance grant can be made in cash, Company Common Shares, or both, as determined by the Compensation Committee.

Change of Control

When granting Incentive Awards, the Compensation Committee may allow the awards to become fully exercisable, vested or payable upon the occurrence of a change of control (as defined in the Amended Plan).

Termination of the Amended Plan

The Board may terminate the Amended Plan at any time. Termination will not adversely affect any Incentive Award outstanding at the time of termination.

Amendment of the Plan or Incentive Awards

The Board may amend or terminate the Amended Plan in any manner as it deems advisable. However, if and to the extent required by the Code or NASDAQ, shareholders must approve amendments that would (i) increase the number of Common Shares that are reserved and available for issuance under the Amended Plan; (ii) materially modify the requirements as to eligibility to participate in the Amended Plan; (iii) materially increase the benefits that Participants may receive under the Amended Plan, or (iv) expand the types of Incentive Awards provided for under the Amended Plan. The Board can amend unilaterally the Amended Plan (subject to the foregoing limitations) and Incentive Awards as it deems appropriate (to the extent set forth in the Amended Plan) to ensure that the Amended Plan and Incentive Awards comply with any section of the Code and with SEC Rule 16b-3.

Transferability of Incentive Awards

Participants’ interests in performance grants, restricted stock units and stock appreciation rights are not transferable prior to payment, or exercise of the awards, as the case may be. Restricted stock is not transferable until the restrictions have lapsed or been removed. Nonstatutory stock options are transferable only to the extent provided by the Compensation Committee in the award agreement and permitted by applicable securities laws. Incentive stock options are not transferable except by will or the laws of descent and distribution. Stock awards are generally transferrable upon issuance.

New Plan Benefits

It is not possible at this time to determine the benefits that will be received by executive officers or other employees of the Company under the Amended Plan if the plan is approved by our shareholders. Such benefits will depend on future actions of the Compensation Committee and on the fair market value of the Company Common Shares at various future dates and the extent to which performance goals set by the Compensation Committee are met.

Federal Income Tax Consequences

Stock Options and Stock Appreciation Rights. Upon exercise of a nonstatutory stock option a Participant generally will recognize ordinary income equal to the difference between the fair market value of the Common Shares acquired on the date of the exercise and the exercise price. Upon exercise of a stock appreciation right, a Participant generally will recognize ordinary income equal to the difference between the fair market value on the date of exercise of Common Shares covered by the surrendered stock appreciation right over the fair market value of Common Shares on the date the stock appreciation right was granted. Generally, such amounts will be included in the Participant’s gross income in the taxable year in which exercise occurs. The purchase price paid by the Participant (in the case of a nonstatutory stock option), plus the amount included in the Participant’s income as a result of exercise, will become the Participant’s basis in the shares. If the Participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the Common Shares relative to the Participant’s basis in the shares will be treated as a capital gain or a capital loss.

Upon exercise of an incentive stock option, a Participant generally will not recognize income subject to tax, unless the Participant is subject to the alternative minimum tax. The purchase price paid by the Participant will become the Participant’s basis in the shares. If the Participant holds the Common Shares purchased upon exercise of an incentive stock option until the later of two years after the option was awarded to the Participant or one year after the Common Shares were issued to the Participant (the “Holding Period”), then any profit or loss realized on the later sale or exchange of the Common Shares relative to the Participant’s basis in the shares will be capital gain or loss. If the Participant sells or exchanges the Common Shares prior to expiration of the Holding Period, the Participant generally will recognize ordinary income at the time of the sale or exchange equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized upon the sale or exchange) over the exercise price. This income will become the Participant’s new basis in the shares. Any additional profit or loss relative to this basis will be treated as a capital gain or a capital loss.

If the grant agreement so provides, a Participant may pay the exercise price of a nonstatutory stock option or an incentive stock option by delivery of Common Shares. Usually when a Participant delivers Common Shares in satisfaction of all or any part of the exercise price, no taxable gain is recognized on any appreciation in the value of the delivered shares, unless the shares were previously acquired upon the exercise of an incentive stock option and the applicable Holding Period with respect to the shares has not expired. In that case, the Participant will recognize ordinary income with respect to the delivered shares in accordance with the principles described above. Special rules apply to determine the basis of Common Shares purchased upon the exercise of an option by the delivery of previously owned shares.

Restricted Stock and Stock Awards. A Participant generally will not incur federal income tax when he or she is awarded a share of restricted stock unless the Participant makes a valid election under Section 83(b) of the Code with respect to the award. If a Participant makes such an election, the Participant generally will recognize ordinary income equal to the fair market value of the Common Shares subject to the award on the date of grant, and the Participant generally will not recognize any additional income at the time the restrictions lapse in the case of a restricted stock award. If the Participant does not make a valid election under Section 83(b) of the Code, the Participant generally will recognize compensation income with respect to the restricted stock equal to the fair market value of the Common Shares subject to the award at the time or times the restrictions lapse.

A Participant generally will incur federal income tax (in the form of ordinary income) when he or she receives a stock award. The income is equal to the fair market value of the Common Shares subject to the stock award on the date of grant.

The amount included in a Participant’s income under a restricted stock award or a stock award will become the Participant’s basis in the shares subject to that award. If the Participant is an employee, this income is subject to applicable tax withholding. Any profit or loss realized on the later sale or exchange of the Common Shares relative to the Participant’s basis in the shares will be treated as a capital gain or a capital loss.

Restricted Stock Units and Performance Grants. Generally, a Participant who receives restricted stock units will not incur federal income tax, and the Company will not be allowed a deduction, at the time the award is granted. When the Participant receives payment for such awards in cash or Common Shares, the amount of the cash and the fair market value of the Common Shares received will be ordinary income to the employee and will be allowed as a deduction for federal income tax purposes to the Company. The Company generally will be entitled to a deduction equal in amount to the ordinary income realized by the recipient in the year paid.

Impact of Section 409A of the Code. The discussion above is subject to the applicable provisions of Internal Revenue Code Section 409A. If at any time the Amended Plan, any incentive award under the Amended Plan, or any arrangement required to be aggregated with the Amended Plan or any incentive award under the Amended Plan fails to comply with the applicable requirements of Section 409A of the Code, all amounts (including earnings) deferred under the Amended Plan or the award for the taxable year and all preceding taxable years by any Participant with respect to whom the failure relates are includible in that Participant’s gross income for the taxable year, to the extent the amounts are not subject to a substantial risk of forfeiture and have not previously been included in the Participant’s gross income. These amounts are also subject to an additional income tax equal to twenty percent of the amount required to be included in gross income and to interest equal to the underpayment rate specified by the Internal Revenue Service plus one percentage point, imposed on the underpayments that would have occurred had the compensation been included in income for the taxable year when first deferred, or if later, when no longer subject to a substantial risk of forfeiture.

Our Income Tax Deduction. Assuming that a Participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions do not apply (including the limitations under Sections 162(m) and 280G of the Code), the Company usually will be entitled to a business expense deduction when and for the amount that a Participant recognizes as ordinary compensation income in connection with an incentive award, as described above. The Company generally does not receive a deduction in connection with the exercise of an incentive stock option, unless the Participant disposes of the Common Shares purchased on exercise before satisfying the Holding Period requirements.

The above description of tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions and the rules and regulations promulgated thereunder are subject to change, as are their interpretations, and their application may vary in individual circumstances. Additionally, the consequences under applicable state and local income tax laws, rules and regulations may not be the same as under federal income tax laws, rules and regulations.

Approval by Shareholders

In order for the changes to the 2011 Plan to be effective, including the reservation of 500,000 additional Common Shares for issuance under the Amended Plan, the Amended Plan must be approved by the affirmative vote of a majority of the total votes cast on the proposal at the annual meeting in person or by proxy. Accordingly, while abstentions and broker non-votes, if any, will count for purposes of establishing a quorum with respect to this matter at the annual meeting, neither abstentions nor broker non-votes will have the effect of a negative vote with respect to this matter.

In the event this Proposal No. 2 is not approved by the shareholders, the 2011 Plan and the 2005 Plan (both previously approved by the shareholders) will remain in effect and all shares still available for issuance under those stock incentive plans will still be available for issuance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE OPTICAL CABLE CORPORATION AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN, AND THE RESERVATION OF AN ADDITIONAL 500,000 COMMON SHARES FOR ISSUANCE UNDER THE AMENDED PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2013

The Audit Committee has selected, subject to ratification by the shareholders, the firm of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification of this appointment. In the event the shareholders do not ratify the selection of KPMG LLP, the selection of another independent registered public accounting firm will be considered by the Audit Committee.

A representative of KPMG LLP is expected to attend the annual meeting of shareholders. The representative will have the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013.

PROPOSAL NO. 4

NON-BINDING SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. See Executive Compensation below for additional information related to the compensation of the Company’s named executive officers.

We believe that our executive compensation is competitive within our industry, consistent with executive compensation of companies similarly sized and with similar complexities, and strongly aligned with the long-term interests of our shareholders. Our executive compensation has been designed to promote a performance-based culture and ensure long-term value creation by aligning the interests of our executive officers with those of our shareholders by linking a substantial portion of their compensation to the Company’s performance. The Compensation Committee annually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

As an advisory vote, this proposal is not binding upon the Company or our Board of Directors. However, our Board of Directors and Compensation Committee value the opinions expressed by shareholders in their vote on this proposal. Consequently, the Compensation Committee intends to take into account the outcome of the vote when considering future executive compensation decisions for our executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL NO. 5

NON-BINDING SHAREHOLDER ADVISORY VOTE ON THE FREQUENCY OF HOLDING A

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is seeking the input of its shareholders on the frequency with which shareholders will hold a non-binding advisory vote on the compensation of its named executive officers. Shareholders may indicate their preference as to whether the advisory vote on the compensation of the Company’s named executive officers should occur (1) once every year, (2) once every two years or (3) once every three years.

After careful consideration, the Board of Directors has determined that the frequency of the non-binding advisory vote on the compensation of the Company’s named executive officers should be once every year.

Although the results of this vote will have an impact on how frequently the Company holds an advisory vote on named executive officer compensation, this vote is non-binding upon the Company or our Board of Directors. The Board of Directors may decide, after considering the results of this vote that it is in the best interest of the Company’s shareholders to hold the advisory vote on named executive officer compensation with a different frequency than the option selected by the Company’s shareholders.

The Company’s shareholders may cast a vote on the preferred voting frequency by selecting the option of once every year, once every two years or once every three years (or may abstain from voting) in response to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY YEAR.

BENEFICIAL OWNERSHIP OF SECURITIES

Except as noted below, the following table sets forth information as of January 25, 2013, regarding the beneficial ownership of the Company’s Common Shares of (i) each person made known to the Company through public filings made with the SEC to be the beneficial owner, within the meaning of Section 13(d) of the Exchange Act of more than 5% of the outstanding Common Shares, (ii) each director and nominee of the Company, (iii) each current executive officer of the Company named in the Summary Compensation Table (see “Executive Compensation”) and (iv) all executive officers and Directors and nominees of the Company as a group. Unless otherwise indicated, the address of each named beneficial owner is c/o Optical Cable Corporation, 5290 Concourse Drive, Roanoke, Virginia 24019.

Except to the extent indicated in the footnotes, each of the beneficial owners named below has sole voting and investment power with respect to the shares listed.

Name and Address	No. of Shares		Percent of Class
Neil D. Wilkin, Jr.	603,212	(1)	9.60%
Tracy G. Smith	178,556	(2)	2.84%
Randall H. Frazier	45,986	(3)	*
John M. Holland	45,986		*
Craig H. Weber	111,111	(4)	1.77%
John B. Williamson, III	59,548	(5)	*
FMR LLC	300,000	(6)	4.78%
Dimensional Fund Advisors LP	521,470	(7)	8.30%
Royce & Associates, LLC	416,690	(8)	6.63%
All Directors and executive officers as a group (6 persons)	1,044,399		16.63%

*	Less than 1%
(1)	Includes 197,268 shares of restricted stock still subject to vesting. See the “Executive Officer Compensation” section of this proxy statement for a description of vesting criteria of these restricted share awards. Mr. Wilkin’s holdings include 49,923 Common Shares which he has purchased in open-market transactions at various times and 27,826 Common Shares which he acquired upon exercise of warrants, purchased by Mr. Wilkin from third parties in arm’s length transactions. Of the shares owned by Mr. Wilkin, 76,623 Common Shares are held jointly with his wife, who shares voting and investment power as to those shares. Mr. Wilkin disclaims beneficial ownership of 1,060 shares held by his children and which are excluded from the number of shares set forth above. In October 2007, and in connection with the exercise of certain warrants, Mr. Wilkin entered into a loan agreement (as amended) and pledged 137,901 shares as security for the loan.
(2)	Includes 73,781 shares of restricted stock still subject to vesting. See the “Executive Officer Compensation” section of this proxy statement for a description of vesting criteria of these restricted share awards. Ms. Smith owns 3,250 Common Shares jointly with her husband, who shares voting and investment power as to those shares. Of the 3,250 Common Shares she owns jointly with her husband, 2,500 were acquired upon exercise of warrants, purchased by Ms. Smith from third parties in arm’s length transactions.
(3)	Mr. Frazier has pledged 16,326 of his Common Shares as security for a loan.
(4)	Mr. Weber’s holdings include 57,625 Common Shares which he purchased in open-market transactions at various times and 7,500 Common Shares which he acquired upon exercise of warrants, purchased by Mr. Weber from third parties in arm’s length transactions.

(5)	Mr. Williamson owns 13,562 Common Shares jointly with his wife, who shares voting and investment power as to those shares. Of the 13,562 Common Shares, Mr. Williamson acquired 5,000 upon exercise of warrants, purchased by Mr. Williamson in a private transaction, and Mr. Williamson purchased 6,500 in open-market transactions at various times.
(6)	FMR LLC’s address is 82 Devonshire Street, Boston, MA 02109. Share ownership information reflected in the table is as of December 31, 2011 and is based on the Form SC 13G/A filed by FMR LLC with the SEC on February 13, 2012. At the time of the printing of the proxy, no updated Form SC 13G/A had been filed by FMR LLC.
(7)	Dimensional Fund Advisors LP’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746. Common Share ownership information reflected in the table is as of December 31, 2012 and is based on the Form SC 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 11, 2013.
(8)	Royce & Associates, LLC’s address is 745 Fifth Avenue, New York, NY 10151. Common Share ownership information reflected in the table is as of December 31, 2009 and is based on the Form SC 13G/A filed by Royce & Associates, LLC with the SEC on January 26, 2010. At the time of the printing of the proxy, no updated Form SC 13G/A had been filed by Royce & Associates, LLC.

EXECUTIVE OFFICERS

The current executive officers of the Company are: Neil D. Wilkin, Jr., Chairman of the Board, President and Chief Executive Officer and Tracy G. Smith, Senior Vice President and Chief Financial Officer. Please see the “Election of Directors” section of this proxy statement for certain information concerning Mr. Wilkin.

Tracy G. Smith, age 45, became the Senior Vice President and Chief Financial Officer on July 9, 2008. Prior to becoming Senior Vice President and Chief Financial Officer, Ms. Smith served as the Company’s Vice President and Chief Financial Officer from September 16, 2003 through July 8, 2008. Prior to becoming Vice President and Chief Financial Officer, Ms. Smith served as the Company’s Controller from May 1, 2002 through September 15, 2003. Ms. Smith was named Corporate Secretary of the Company effective June 22, 2004. Prior to joining the Company, Ms. Smith was the Corporate Controller for RBX Corporation. Ms. Smith is a CPA and has over 12 years of experience in public accounting with KPMG LLP. Ms. Smith left KPMG LLP in December of 2001. Ms. Smith holds a bachelor of science degree in business with a major in accounting from Virginia Polytechnic Institute and State University.

There are no family relationships among the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer and to all other executive officers of the Company whose total salary and bonus exceeded $100,000 for the fiscal year ended October 31, 2012.

For purposes of this table and subsequent tables, fiscal year 2012 means November 1, 2011 through October 31, 2012 and fiscal year 2011 means November 1, 2010 through October 31, 2011.

Summary Compensation Table

Name and Principal Position	Fiscal Years	Annual Salary ($)	Annual Bonus ($)	Restricted Share Awards ($)(1)	All Other Compensation ($)(2)
Neil D. Wilkin, Jr.	2012	$380,208	$470,266	$390,119	$31,998
Chairman of the Board, President and Chief Executive Officer	2011	$358,750	$180,860	$210,113	$23,436

Tracy G. Smith	2012	$218,750	$140,084	$159,678	$25,156
Senior Vice President and Chief Financial Officer	2011	$203,875	$55,880	$93,400	$20,566

William R. Reynolds (3)	2012	$—	$—	$—	$—
Senior Vice President	2011	$33,987	$—	$(14,349)	$63,329

(1)	These amounts represent the share-based compensation expense, and reversal of such expense, recognized by the Company for financial statement purposes for awards granted both in and prior to fiscal year 2012.
(2)	These amounts represent insurance premiums and medical benefits paid or accrued by the Company on behalf of the individual executive officers, the Company’s paid or accrued contributions to the Company’s 401(k) retirement savings plan on behalf of the individual executive officers during the fiscal year and dividends received by the executives on unvested restricted share awards. Payments made to Mr. Reynolds in accordance with his severance agreement are included in All Other Compensation for fiscal year 2011.
(3)	Mr. Reynolds retired from the Company on December 17, 2010.

Stock Option Grants

The Company has not granted any stock options since June 2002.

Outstanding Equity Awards Table at Fiscal Year End

The following table provides information concerning unvested restricted shares of the Company’s Common Shares held by the named executive officers of the Company as of October 31, 2012:

Name	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested (2)
Neil D. Wilkin, Jr.	197,268	$818,662
Tracy G. Smith	73,781	306,191

(1)	The market value of the stock awards is based on the closing market price of the Company’s Common Shares as of October 31, 2012, which was $4.15.

Stock Option Exercises

There were no stock options exercised by the named executive officers for the fiscal year ended October 31, 2012. As of October 31, 2012, all unexercised option contracts issued by the Company had expired.

Compensation of Directors

Each non-employee Director was paid a retainer of $12,000 cash in March 2012 and 11,106 Common Shares in April 2012 as compensation for their service during the year. Members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors of the Company were each paid an annual cash retainer of $5,000, $3,000 and $500, respectively. The Chairman of the Audit Committee was paid an additional annual cash retainer of $7,500, the Chairman of the Compensation Committee was paid an additional annual cash retainer of $5,000 and the Chairman of the Nominating and Corporate Governance Committee was paid an additional annual cash retainer of $500. In addition to the aforementioned cash retainers and equity compensation, each non-employee Director also was paid $500 for each board and nominating and corporate governance committee meeting and $1,000 for each audit committee and compensation committee meeting that he attended. The Company reimbursed the non-employee Directors for their reasonable out-of-pocket expenses related to attending meetings of the Board of Directors or any of its committees. The Chairman, President and Chief Executive Officer did not receive any compensation for his services as Director, but does receive compensation as an employee of the Company. No other employees of the Company are members of the Board of Directors.

On March 27, 2007, the Compensation Committee of the Board of Directors approved and recommended to the Board, and the Board of Directors adopted, a Policy for the Timing of Equity Compensation Grants Under Stock Incentive Plans and Non-Employee Director Stock Plans (the “Timing Policy”). Generally, the Timing Policy anticipates annual equity grants for Non-Employee Directors to occur on or about the first business day of April. During fiscal year 2012, the Company granted restricted stock awards under the 2004 Non-Employee Directors Plan on April 3, 2012.

Non-Employee Director Compensation Table

The following table details the total compensation earned by the Company’s Non-employee Directors for the fiscal year ended October 31, 2012:

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Total
Randall H. Frazier	$30,500	$38,316	$68,816
John M. Holland	14,000	38,316	52,316
Craig H. Weber	35,000	38,316	73,316
John B. Williamson, III	32,500	38,316	70,816

(1)	Includes compensation paid for meeting attendance as described above.

Summary of Equity Compensation Plans

A summary of the equity compensation plans as of October 31, 2012 follows:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans:
2005 Stock Incentive Plan	254,107 shares	$—	20,208 shares
2011 Stock Incentive Plan	336,046 shares	$—	126,774 shares
2004 Non-employee Directors Stock Plan	— shares	$—	66,056 shares

Total	590,153 shares	$—	213,038 shares

(1)	Represents restricted shares that are issued and outstanding, but have not yet vested and are subject to forfeiture. As of February 15, 2013, the aggregate number of restricted shares that are issued and outstanding, but have not yet vested and are subject to forfeiture under these three equity compensation plans is 345,930. The Company had no outstanding options or warrants at either October 31, 2012 or February 15, 2013.

The term “shares” in the table above means our Common Shares.

Criteria for Compensation Levels

The Company has always sought to attract and retain qualified executives and employees able to positively contribute to the success of the Company for the benefit of its various stakeholders, most importantly shareholders.

The Compensation Committee (in establishing compensation levels for the President and Chief Executive Officer) and the Company (in establishing compensation levels for other executives) considers many factors, including, but not limited to, the individual’s abilities and executed performance that results in: the advancement of corporate goals of the Company, execution of the Company’s business strategies, contributions to positive financial results and contributions to the development of the management team and other employees. An officer must demonstrate his or her ability to deliver results in his or her areas of responsibility, which can include, among other things: business development with new and existing customers, development of new products, efficient management of operations and systems, implementation of appropriate changes and improvements to operations and systems, personnel management, financial management, and strategic decision making. In determining compensation levels, the Compensation Committee and the Company also consider: competitiveness of compensation packages relative to other comparable companies, both inside and outside of the fiber optic and connectivity industries, and experience of the individual.

Compensation levels for executive officers are generally reviewed annually, but may be reviewed more often as deemed appropriate.

Analysis of Compensation Ranges for Key Management Personnel

The Compensation Committee annually engages an outside consultant to gather and analyze compensation data in order to establish comparable ranges of base compensation and targeted short- and long-term variable compensation ranges for similarly situated companies. Compensation data is gathered from proxies for publicly-traded companies in similar industries and/or of a similar size and complexity. Additionally, compensation data is gathered from published compensation surveys of companies of similar size and complexity–which includes data from both publicly-traded and privately-held companies. The compensation data from these two sources is considered (when data for the position is available from proxies) to provide a benchmark used for the purpose of evaluating appropriate compensation ranges for base compensation and targeted short- and long-term variable compensation of key management personnel. Data from published compensation surveys is given more consideration in this analysis because that data reflects a heavier concentration of similarly sized companies. The outside consultant is also engaged by the Company to assist with benefits administration related to the Company’s 401(k) Plan and with the annual Directors and Officers Insurance renewal.

Compensation of Executive Officers

Executive officer compensation is comprised of three components: base salary, annual incentive bonus compensation, and long-term incentive equity grants pursuant to the terms of the Company’s 2005 Stock Incentive Plan, its 2011 Stock Incentive Plan and any subsequently adopted stock incentive plan.

Annual incentive bonus compensation payable to executive officers were levered up or down based on performance relative to the quantitative corporate and team goals, and qualitative goals compared to the bonus criteria.

Equity Compensation Plan Information

The Company uses long-term incentive equity grants to provide appropriate incentives to key employees to accomplish the Company’s strategic goals and build long-term shareholder value, to strengthen the desire of such key employees to remain with the Company, and to align the personal financial interests of such key employees with those of the Company’s shareholders. The Compensation Committee believes that equity awards are particularly appropriate in light of the nature of the Company’s business and long-term business plans.

Long-term equity incentive grants are made pursuant to the 2005 Stock Incentive Plan and the 2011 Stock Incentive Plan. The Compensation Committee receives recommendations from the President and Chief Executive Officer for employees (other than the President and Chief Executive Officer) eligible to receive long-term equity incentive grants. The Compensation Committee reviews the recommendations ensuring that proposed long-term equity incentive grants are consistent with accomplishing the Company’s long-term objectives, and approves all long-term equity incentive grants made to employees (proposing and approving long-term equity incentive grants for the President and Chief Executive Officer). Individual performance and Company performance are considered in awarding long-term incentive equity compensation. The Compensation Committee moved toward granting restricted stock awards in recent years, with no stock options being awarded since June 2002.

As of October 31, 2012, the Company has 20,208 shares which are available for grant as long-term incentive equity grants under the 2005 Stock Incentive Plan and 126,774 shares which are available for grant as long-term equity grants under the 2011 Stock Incentive Plan. When originally adopted, it was anticipated the shares available for grant under the 2005 Stock Incentive Plan would be utilized over approximately 5 years—which has been the case with grants made in each year including 2005 through 2012, excluding fiscal year 2010 when no long-term incentive equity grants were made to any employees at the recommendation of the President and Chief Executive Officer.

On March 27, 2007, the Compensation Committee of the Board of Directors approved and recommended to the Board, and the Board of Directors adopted, a Policy for the Timing of Equity Compensation Grants Under Stock Incentive Plans and Non-Employee Directors Stock Plans. Generally, the Timing Policy anticipates annual equity grants for key employees to occur on or about the first business day of April. During fiscal year 2012, the Company granted restricted stock awards under both the 2005 Stock Incentive Plan and the 2011 Stock Incentive Plan to key employees on April 3, 2012.

Equity Ownership and Retention Policy for the Leadership Team

The Company has an Equity Ownership and Retention Policy for the Senior Staff. The policy is applicable to certain members of the Company’s management team (now referred to as the Leadership Team) generally holding a position of Director or above, including each of the named executive officers. This policy requires each Leadership Team member to accumulate over a set period and retain, a minimum value of Common Shares of the Company, and also to retain minimum percentages of Common Shares of the Company awarded to them under any stock incentive plan. The intention of this policy is to ensure the Leadership Team members have wealth at risk in the Company’s Common Shares, further aligning the interests of the management team with those of the shareholders. A copy of the Equity Ownership and Retention Policy for the Senior Staff can be found on the Company’s web site at http://www.occfiber.com/ir/corpgov. The President and Chief Executive Officer and the Compensation Committee evaluate relative to current best practices, and the Compensation Committee may consider changing, which members of the Leadership Team will be eligible for future long-term incentive equity grants and be subject to the Equity Ownership and Retention Policy for the Senior Staff.

Employment Agreements

Neil D. Wilkin, Jr. (Chairman of the Board, President and Chief Executive Officer)

Mr. Wilkin is employed pursuant to an amended and restated employment agreement dated as of April 11, 2011, further amended on December 18, 2012, approved by the Compensation Committee. Under the terms of this employment agreement, Mr. Wilkin is paid an annual base salary, which may be increased periodically, and an annual bonus target equal to 100% of his annual base salary, which may be adjusted periodically. The bonus target was 92.2% for fiscal year 2012. The amount of the annual bonus target and the criteria for its award are set forth in the Company’s senior leadership team annual bonus criteria. Mr. Wilkin’s employment agreement also anticipates that he will participate in grants of long-term equity compensation awarded from time to time to senior executives pursuant to equity participation plans, including grants under the Optical Cable Corporation 2005 Stock Incentive Plan and the Optical Cable Corporation 2011 Stock Incentive Plan, or any successor plans. The initial term of Mr. Wilkin’s amended and restated employment agreement was set to end on October 31, 2014; however, the agreement is extended for one year on each November 1, beginning on November 1, 2012, unless the Company or Mr. Wilkin provides the other party with prior written notice of the intention to not renew and extend the agreement. The current term of Mr. Wilkin’s amended and restated employment agreement shall end on October 31, 2015.

Tracy G. Smith (Senior Vice President and Chief Financial Officer)

Ms. Smith is employed pursuant to an amended and restated employment agreement, dated as of April 11, 2011, further amended on December 18, 2012, proposed by the President and Chief Executive Officer and approved by the Compensation Committee. Under the terms of this employment agreement, Ms. Smith is paid an annual base salary, which may be increased periodically and has an annual bonus target equal to 40% of her annual base salary, which may be adjusted periodically. The bonus target was 50% for fiscal year 2012. The amount of the annual bonus target and the criteria for its award are set forth in the Company’s senior leadership team annual bonus criteria. Ms. Smith’s employment agreement also anticipates that she will participate in grants of long-term equity compensation awarded from time to time to senior executives pursuant to equity participation plans, including grants under the Optical Cable Corporation 2005 Stock Incentive Plan and the Optical Cable Corporation 2011 Stock Incentive Plan or any successor plan. The initial term of Ms. Smith’s amended and restated employment agreement was set to end on October 31, 2014; however, the agreement is renewed and extended for one year on each November 1, beginning on November 1, 2012, unless the Company or Ms. Smith provides the other party with prior written notice of the intention to not renew and extend the agreement. The current term of Ms. Smith’s amended and restated employment agreement shall end on October 31, 2015.

Compliance with Section 162(m) of the Internal Revenue Code

The Company is subject to Section 162(m) of the Internal Revenue Code, which imposes a $1 million limit on the amount of compensation that may be deducted by the Company for a taxable year with respect to each of the Chief Executive Officer and the four most highly compensated executive officers of the Company. Performance-based compensation, if it meets certain requirements, is not subject to the deduction limit. The Compensation Committee has reviewed the impact of Section 162(m) on the Company and believes that it is unlikely that the compensation paid to any of the executive officers during the current fiscal year will be deemed to exceed the limit. Furthermore, the Stock Incentive Plans generally are designed to comply with the requirements of the performance-based compensation exception for the $1 million limit. The Compensation Committee will continue to monitor the impact of the Section 162(m) limit on the Company and to assess alternatives for avoiding any loss of tax deductions.

REPORT OF THE AUDIT COMMITTEE

Messrs. Frazier, Weber and Williamson are members of the Audit Committee. Each of the members of the Audit Committee is considered independent under the listing standards of Nasdaq and under the SEC’s audit committee independence standards. Mr. Williamson serves as Chairman of the Audit Committee.

The Audit Committee operates under a written charter adopted by the Company’s Board of Directors.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process and preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for planning and performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), forming and expressing an opinion about whether the consolidated financial statements are presented fairly, in all material respects, in conformity with U.S. generally accepted accounting principles, and the issuance of their auditors’ report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The independent registered public accounting firm discussed with the Audit Committee matters required to be communicated by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T.

These discussions included, among other things:

•

the independent registered public accounting firm’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in the Company’s consolidated financial statements;

•	the critical accounting policies and practices used by the Company;

•

any alternative treatments within U.S. generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accounting firm;

•	methods used to account for significant or unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the firm’s conclusions regarding the reasonableness of these estimates;

•	any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the consolidated financial statements;

•	any audit adjustments and any uncorrected consolidated financial statement misstatements; and

•	other material written communications between the independent registered public accounting firm and management.

The independent registered public accounting firm also communicated to the Audit Committee in writing any relationships between the independent registered public accounting firm and the Company and persons in financial reporting oversight roles at the Company and provided confirmation of their independence with respect to the Company as required under PCAOB Rules and all relevant professional and regulatory standards.

The Company is required to comply with Section 404(a) of the Sarbanes-Oxley Act of 2002 (“Section 404(a)”). Section 404(a) requires: (i) the Company’s management to state its responsibility for establishing and maintaining an adequate internal control structure and procedures for financial reporting, and (ii) the Company’s management to assess at the end of each fiscal year the effectiveness of the Company’s internal control structure and procedures for financial reporting.

The Company’s management team engaged an accounting firm as a consultant to assist with Section 404(a) compliance, including the testing of the effectiveness of key aspects of the Company’s internal control structure and procedures for financial reporting. The Company’s management team completed its required assessment of the Company’s internal control structure and procedures for financial reporting as of October 31, 2012. The Audit Committee has been involved in the appropriate oversight of management’s Section 404(a) compliance program.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representation of management regarding the audited consolidated financial statements and of the report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012, for filing with the Securities and Exchange Commission.

Respectfully submitted,

John B. Williamson, III,
Chairman of the Audit Committee

Randall H. Frazier,
Member of the Audit Committee

Craig H. Weber,
Member of the Audit Committee

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees

The following table sets forth the amount of fees billed or expected to be billed for services rendered by KPMG LLP, the Company’s independent registered public accounting firm, for the fiscal years ended October 31, 2012 and 2011:

	2012 Amount	2011 Amount
Audit fees (1)	$263,675	$263,675

Audit related fees (2)	—	5,000

Tax fees	—	—

All other fees	—	—

Total fees	$263,675	$268,675

(1)	Audit fees include annual financial statement audit and limited quarterly review services in 2012 and 2011.
(2)	Audit related fees include issuance of consent for registration statement on Form S-8 in 2011.

Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

As stated in the Audit Committee charter, the Audit Committee must pre-approve all audit and permitted non-audit services provided by the Company’s independent registered public accounting firm. During fiscal year 2012, the Audit Committee pre-approved all of the services provided by KPMG LLP. The Audit Committee has considered the provisions of these services by KPMG LLP and has determined that the services are compatible with maintaining KPMG LLP’s independence.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

Section 16(a) of the Exchange Act requires the Company’s executive officers, Directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than ten percent shareholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

To the Company’s knowledge, based solely on review of copies of reports furnished to the Company and written representations from executive officers and Directors regarding reports required to be filed during the fiscal year ended October 31, 2012, all Section 16(a) filing requirements applicable to the Company’s executive officers and Directors were complied with by such persons. The Company has not been provided with copies of Section 16(a) forms for any greater than ten percent beneficial owners, nor has the Company otherwise been made aware of the existence of any greater than ten percent beneficial owners that existed during or as of the year ended October 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended October 31, 2012, the Company incurred fees associated with consulting services provided by Mr. Holland totaling $57,110 for various engineering projects.

OTHER MATTERS

The Board of Directors knows of no other business to be acted upon at the annual meeting or properly before the meeting other than those matters referred to in this proxy statement. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their best judgment.

NOMINATIONS AND PROPOSALS BY SHAREHOLDERS FOR 2014 ANNUAL MEETING

The Company’s bylaws, and in certain cases U.S. securities laws and the rules and regulations thereunder, prescribe the procedures that a shareholder must follow to nominate directors for election at an annual meeting or to bring other business before an annual meeting. The Chairman of the meeting may refuse to acknowledge the nomination of any person as a director or any other proposal by a shareholder not made in compliance with these procedures. The following summary of these procedures is qualified by reference to the Company’s bylaws, a copy of which may be obtained without charge, upon written request to Ms. Tracy G. Smith, Corporate Secretary, Optical Cable Corporation, 5290 Concourse Drive, Roanoke, Virginia 24019.

A shareholder who desires to nominate a director for election at an annual meeting must give timely written notice thereof to the Corporate Secretary of the Company by personal delivery or first class U.S. mail, postage prepaid, at the address shown above. To be timely, a shareholder’s notice must be received no later than October 30, 2013, for nominations to be made at the 2014 annual meeting. The notice must contain the information specified in the bylaws regarding the shareholder giving the notice and each person whom the shareholder wishes to nominate for election as a director of the Company, if elected.

Shareholders of the Company who desire to bring any other business that is intended to be presented at the Company’s 2014 annual meeting of shareholders must be received by the Company no later than October 30, 2013 in order that it may be included in the proxy statement and form of proxy relating to that meeting. Any such proposal must meet the applicable requirements of the Exchange Act and the rules and regulations thereunder.

ANNUAL REPORT

A copy of the Company’s annual report for the fiscal year ended October 31, 2012, including the financial statements and notes thereto, is being mailed to the shareholders of record along with this proxy statement and is also available on the Company’s web site at http://www.occfiber.com/proxy. The annual report is not incorporated by reference in this proxy statement and is not considered to be part of the proxy material.

FURTHER INFORMATION

The Company will provide without charge to each person from whom a proxy is solicited by the Board of Directors, upon the written request of any such person, a copy of the Company’s annual report on Form 10-K, including the financial statements and financial statement schedule attached as exhibits thereto, required to be filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act for the Company’s fiscal year ended October 31, 2012. These materials are available on-line at http://www.occfiber.com/proxy. You may also call the Company toll free at 1-800-622-7711, e-mail the Company at investorrelations@occfiber.com or write to the Company at 5290 Concourse Drive, Roanoke, Virginia 24019, attention Tracy G. Smith, Corporate Secretary, to receive a free copy of the proxy materials. Additionally, the Company’s SEC filings are available to the public on the SEC Internet site (http://www.sec.gov).

Upon request, the Company will also furnish any other exhibit of the annual report on Form 10-K upon advance payment of reasonable out-of-pocket expenses of the Company related to the Company’s furnishing of such exhibit. Requests for copies of any exhibit should be directed to the Company at its principal executive offices, 5290 Concourse Drive, Roanoke, Virginia 24019, attention Tracy G. Smith, Corporate Secretary.

By Order of the Board of Directors

/s/ Tracy G. Smith
Tracy G. Smith
Corporate Secretary

Date: February 27, 2013

Appendix A

OPTICAL CABLE CORPORATION

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

1. Purpose. The Optical Cable Corporation Amended and Restated 2011 Stock Incentive Plan is intended to secure for the Company, its Related Companies and its shareholders the benefits arising from ownership of the Company’s Common Stock by the employees and other service providers of the Company and its Related Companies who are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Related Companies personnel of superior ability for positions of exceptional responsibility, to reward employees and other service providers for past services to the Company and its Related Companies, and to motivate such individuals through added incentives to further contribute to the success of the Company. With respect to persons subject to section 16 of the Act (as defined below), transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act. The 2011 Stock Incentive Plan was approved by the Company’s stockholders at the annual meeting of the stockholders held on March 29, 2011. This Amended and Restated 2011 Stock Incentive Plan was adopted by the Company’s Board of Directors on February 15, 2013, subject to approval of the Company’s stockholders at the annual meeting of stockholders held on March 26, 2013.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Applicable Withholding Taxes” means the aggregate amount of federal, state and local income and employment taxes that an Employer is required to withhold in connection with the grant of a Stock Award, any lapse of restrictions on Restricted Stock, any compensatory dividends paid on Restricted Stock, any payments under Restricted Stock Unit awards or Performance Grants, or any exercise of a Nonstatutory Stock Option or Stock Appreciation Right.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means the date on which the Company experiences a change in ownership (as described in subsection (i)) or a change in effective control (as described in subsection (ii)):

(i)	A change in ownership shall occur if any person or more than one person acting as a group acquires beneficial ownership of Company stock that, together with the Company stock already held by such person or group, represents more than 50 percent of the total voting power of the Company stock; provided, however, that if any one person or more than one person acting as a group is considered to own more than 50 percent of the total voting power of the Company stock, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company for purposes of this subsection (i).

(ii)	A change in effective control shall occur if a majority of members of the Board is replaced during a twelve-consecutive-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, however, that if any one person or more than one person acting as a group is considered to effectively control the Company for purposes of this subsection (ii), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control for purposes of this subsection (ii). Notwithstanding the foregoing, if the Incentive Award to which this subsection (ii) applies is not subject to Code section 409A, whether a change in effective control has occurred for purposes of that Incentive Award shall be determined based on a three-consecutive-year period instead of a twelve-consecutive-month period.

For purposes of this section, the term “group” shall have the same meaning as in section 13(d)(3) of the Act, modified to the extent necessary to comply with sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C) of the Treasury Regulations (or any successor provisions). The term “beneficial ownership” shall have the same meaning as in Rule 13d-3 promulgated under the Act, modified to the extent necessary to comply with section 1.409A-3(i)(5)(v)(iii) of the Treasury Regulations (or any successor provision). Notwithstanding anything in this section to the contrary, an event which does not constitute a change in the ownership or a change in the effective control of the Company, each as defined in section 1.409A-3(i)(5) of the Treasury Regulations (or any successor provision), shall not constitute a Change of Control for purposes of this Plan.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Consultant” means a Service Provider who is not an Employee.

(g) “Committee” means the Compensation Committee of the Board (or any successor Board committee designated by the Board to administer the Plan), provided that, if any member of the Compensation Committee does not qualify as (i) an outside director for purposes of Code section 162(m), (ii) a non-employee director for purposes of Rule 16b-3, and (iii) an independent director for purposes of the rules of the exchange on which the Company Stock is traded, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee to act as the Committee for purposes of the Plan.

(h) “Company” means Optical Cable Corporation, and its successors or assigns.

(i) “Company Stock” means the Common Stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 16), the shares resulting from the change shall be deemed to be Company Stock within the meaning of the Plan. Shares of Company Stock may be issued under this Plan without cash consideration.

2

(j) “Date of Grant” means (i) with respect to a Non-Option Award, the date on which the Committee grants the award; (ii) with respect to a Nonstatutory Stock Option or Stock Appreciation Right, the date on which the Committee completes the corporate action necessary to create a legally binding right constituting the Nonstatutory Stock Option or Stock Appreciation Right; or (iii) with respect to an Incentive Stock Option, the date on which the Committee completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Incentive Stock Option. With respect to any Incentive Award, the Committee may specify a future date on which the grant is to be granted or become effective.

(k) “Disability” means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Incentive Awards, Disability (or variations thereof) means, unless otherwise provided in the Grant Agreement with respect to the award, a Disability within the meaning of Code section 409A(a)(2)(C) and section 1.409A-3(i)(4) of the Treasury Regulations (or any successor provision). The Committee shall determine whether a Disability exists and the determination shall be conclusive.

(l) “Effective Date” means the date described in Section 13 of the Plan.

(m) “Employee” means an individual employed by the Company or a Related Company as a common-law employee.

(n) “Employer” means the Company or Related Company with respect to which an Employee provides services.

(o) “Fair Market Value” per share of Company Stock on any relevant date shall be determined in accordance with the following provisions:

(i)	If the Company Stock is at the time traded on the Nasdaq Global Market, then the Fair Market Value shall be the closing selling price per share of Company Stock at the close of regular trading hours (i.e. before after-hours trading begins) on the Nasdaq Global Market on the date in question, as such price is reported by the Nasdaq Global Market either as reported on the Nasdaq website (www.nasdaq.com), or otherwise. If there is no closing selling price for the Company Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)	If the Company Stock is at the time listed on any other stock exchange, then the Fair Market Value shall be the closing selling price per share of Company Stock at the close of regular trading hours (i.e. before after-hours trading begins) on the date in question on the stock exchange determined by the Committee to be the primary market for the Company Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Company Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

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(p) “Grant Agreement” means the written agreement between the Company and a Participant containing the terms and conditions with respect to an Incentive Award.

(q) “Incentive Award” means any Option, Stock Appreciation Right, share of Restricted Stock, Stock Award, Restricted Stock Unit or Performance Grant awarded to a Service Provider under the Plan.

(r) “Incentive Stock Option” means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

(s) “Non-Option Award” means an Incentive Award other than an Option or Stock Appreciation Right.

(t) “Nonstatutory Stock Option” means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(u) “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan granted under Section 8.

(v) “Participant” means any Service Provider who receives an Incentive Award under the Plan.

(w) “Performance Criteria” means any one or more of the performance criteria listed below as applied to the performance of the Company as a whole or any business unit of the Company. The performance criteria may be applied either individually, alternatively, or in any combination and measured on an absolute basis or relative to a pre-established target as may be specified and approved by the Committee. The performance criteria may include: total shareholder return, stock price, revenue, gross profit, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), operating income, pre-tax earnings, net operating profit after taxes, net income, earnings per share, gross margin, operating margin, net margin, operating cash flow, free cash flow, return on assets, return on invested capital, return on equity, or return on some defined set of assets, capital or equity as determined by the Committee.

(x) “Performance Goal” means an objectively determinable performance goal established by the Committee that relates to one or more Performance Criteria. Performance Goals with respect to Performance Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or index that ceases to exist as a separate entity during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a Performance Criteria and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a Performance Criteria).

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(y) “Performance Grant” means a right to receive cash or Company Stock subject to the attainment of Performance Goals as set forth in Section 10.

(z) “Plan” means this Optical Cable Corporation Amended and Restated 2011 Stock Incentive Plan, as it may be amended from time to time.

(aa) “Plan Year” means the calendar year.

(bb) “Related Company” means, (i) for purposes of determining eligibility to receive an Incentive Stock Option, any “parent corporation” with respect to the Company within the meaning of Code section 424(e) or any “subsidiary corporation” with respect to the Company within the meaning of Code section 424(f); (ii) for purposes of determining eligibility to receive a Nonstatutory Stock Option, any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (within the meaning of section 1.409A-1(b)(5)(E)(1) of the Treasury Regulations (or any successor provision)) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Company has a controlling interest; and (iii) for all other purposes under the Plan, any corporation, trade or business that would be required to be treated as a single employer with the Company under Code sections 414(b) or (c), provided that, in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying section 1.414(c)-2 of the Treasury Regulations for purposes of determining trades or businesses under common control, the phrase “at least 50%” shall replace the phrase “at least 80%” each time it appears in those sections.

(cc) “Repricing” means, with respect to an Option or Stock Appreciation Right, any of the following: (i) the lowering of the exercise price after the Date of Grant; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the Option or Stock Appreciation Right at a time when its exercise price exceeds the Fair Market Value of the underlying Company Stock in exchange for cash or any other Incentive Award, unless the cancellation and exchange occurs in connection with a Corporate Event (as defined in Section 16(b)). Notwithstanding the foregoing, an adjustment made pursuant to Section 16(a) shall not constitute a Repricing.

(dd) “Restricted Stock” means Company Stock awarded upon the terms and subject to restrictions as set forth in Section 6.

(ee) “Restricted Stock Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to vesting conditions as set forth in Section 7.

(ff) “Retirement” means retirement as determined under procedures established by the Committee or in any Incentive Award, as set forth in a Participant’s Grant Agreement.

(gg) “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act, as amended from time to time.

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(hh) “Service Provider” means an Employee, Consultant or other natural person employed by or providing bona fide services to the Company or a Related Company (but excluding any person who provides services to the Company solely as a non-employee member of the Company’s Board of Directors).

(ii) “Stock Appreciation Right” means a right to receive Company Stock or cash granted under Section 9.

(jj) “Stock Award” means a share of Company Stock awarded upon the terms set forth in Section 12.

(kk) “Tandem Right” means a type of Stock Appreciation Right granted in connection with a Nonstatutory Stock Option as described in Section 9.

(ll) “Taxable Year” means the fiscal period used by the Company for reporting taxes on its income under the Code.

(mm) “Ten Percent Stockholder” means a person who owns, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

(nn) “Treasury Regulations” mean the final, temporary or proposed regulations issued by the Treasury Department and/or Internal Revenue Service as codified in Title 26 of the United States Code of Federal Regulations. Any references made in the Plan to specific Treasury Regulations shall also refer to any successor or replacement regulations thereto.

(oo) “2005 Plan” means the Company’s 2005 Stock Incentive Plan approved by the Company’s stockholders at the annual meeting of the stockholders held on March 29, 2005.

3. General. The following types of Incentive Awards may be granted under the Plan: shares of Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights, Performance Grants and Stock Awards. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4. Stock.

(a) Reserve. Subject to Section 16 of the Plan, there shall be reserved for issuance under the Plan an aggregate total of (i) 500,000 new shares of Company Stock, to be added to the number of shares previously issued under the Plan, provided these new shares are approved by the Company’s stockholders at the annual meeting of the stockholders to be held on March 26, 2013, plus (ii) all shares of Company Stock previously reserved for issuance under the Plan and the 2005 Plan and still available for issuance and not subject to a currently outstanding award under the Plan or the 2005 Plan as of immediately prior to the Effective Date, plus (iii) any shares that become available for issuance under the Plan pursuant to Section 4(b) below. The shares available for issuance under the Plan shall be authorized but unissued shares and may, in

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the sole discretion of the Committee, be granted in connection with Incentive Stock Options or other types of Incentive Awards. For all purposes under the Plan, each Restricted Stock Unit awarded shall be counted as one share of Company Stock subject to an Incentive Award.

(b) Share Use. Shares allocable to Incentive Awards or portions thereof granted under the Plan or allocable to awards or portions of awards granted under the 2005 Plan that expire, are forfeited, or that terminate unexercised may be subjected to a new Incentive Award under the Plan. Any shares of Company Stock tendered or exchanged by a Participant as full or partial payment to the Company of the exercise price under an Option and any shares retained or withheld by the Employer in satisfaction of an Employee’s obligations to pay Applicable Withholding Taxes with respect to any Incentive Award (or with respect to options or other awards granted under the 2005 Plan) shall be available for issuance, subjected to new Incentive Awards or otherwise used to increase the share reserve under the Plan. The cash proceeds from Option exercises shall not be used to repurchase shares on the open market for reuse under the Plan.

(c) Plan Limits. All of the shares of Company Stock that may be issued under this Plan may be issued upon the exercise of Options that qualify as Incentive Stock Options. No more than 250,000 shares of Company Stock may be allocated to Incentive Awards that are granted to any individual Participant during any single Taxable Year. The aggregate maximum cash amount payable under the Plan to any Participant in any single Taxable Year shall not exceed $2,000,000.

5. Eligibility.

(a) Incentive Awards. All present and future Service Providers of the Company or any Related Company (whether now existing or hereafter created or acquired) who have contributed or who can be expected to contribute significantly to the Company or a Related Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 17, to select eligible Service Providers to receive Incentive Awards and to determine for each Service Provider the nature of the award and the terms and conditions of each Incentive Award.

(b) No Contract of Employment or Services. The grant of an Incentive Award shall not obligate the Company or any Related Company to pay any Service Provider any particular amount of remuneration, to continue the employment or services of the Service Provider after the grant or to make further grants to the Service Provider at any time thereafter.

(c) Foreign Awards. When granting Incentive Awards to Service Providers who are not United States residents, the Committee shall have complete discretion and authority to grant such Incentive Awards in compliance with all present and future laws of the country or countries with laws that may apply to the grant of the Incentive Award or the issuance of Company Stock pursuant to the Incentive Award. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

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6. Restricted Stock Awards.

(a) The Committee may grant Restricted Stock to eligible Service Providers. Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Service Provider stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (c) below shall lapse. The terms and conditions may include the continued performance of services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof. Any service period shall not be less than three consecutive years in length and any performance period shall not be less than twelve consecutive months in length; provided, however, that the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will lapse prior to the expiration of the service or performance period as a result of the Disability, death or Retirement of the Participant or the occurrence of a Change in Control. If the award is intended to qualify as “performance-based compensation” for purposes of Code section 162(m), the award shall be governed by the provisions of Section 11.

(c) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on the shares established by the Committee have lapsed or been removed.

(d) Upon the acceptance by a Participant of an award of Restricted Stock, the Participant shall, subject to the restrictions set forth in paragraph (c) above, have all the rights of a stockholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote the shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Shares of Restricted Stock may, in the Company’s discretion, be held in escrow by the Company until the applicable restrictions on such shares of Restricted Stock lapse or may be issued directly to the Participant with restrictive legends on the certificates evidencing those shares of Restricted Stock.

(e) Each Participant who is an Employee shall agree at the time his or her Restricted Stock is granted, and as a condition thereof, to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that

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would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

7. Restricted Stock Units.

(a) The Committee may grant Restricted Stock Units to eligible Service Providers. Whenever the Committee deems it appropriate to grant Restricted Stock Units, notice shall be given to the Service Provider stating the number of Restricted Stock Units granted and the terms and conditions to which the Restricted Stock Units are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Restricted Stock Units the terms and conditions upon which the Restricted Stock Units shall vest and be paid. Vesting of Restricted Stock Units may be conditioned on the continued performance of services or the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof. A Restricted Stock Unit, the vesting of which is conditioned on employment and the passage of time, shall not vest less than three years from the Date of Grant of the Restricted Stock Unit. A Restricted Stock Unit, the vesting of which is conditioned on the achievement of Performance Goals or other performance conditions, shall not vest less than one year from the Date of Grant. Notwithstanding the foregoing, the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will expire as a result of one or more of the Disability, death or Retirement of the Participant or the occurrence of a Change in Control. If the award is intended to qualify as “performance-based compensation” for purposes of Code section 162(m), the award shall be governed by the provisions of Section 11.

(c) Restricted Stock Units may be paid in cash, Company Stock or a fixed combination of Company Stock or cash as provided in the Grant Agreement, or the Committee may reserve the right to determine the manner of payment at the time the Restricted Stock Units become payable. The delivery of Company Stock in payment of Restricted Stock Units may be subject to additional conditions established in the Grant Agreement. The Committee may provide in the Grant Agreement that the Participant may make an election to defer the payment under a Restricted Stock Unit subject to such terms as the Committee may determine in accordance with Code section 409A.

(d) A Participant who receives Restricted Stock Units payable in Company Stock shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. The Committee may, in its discretion, provide that a Participant shall be entitled to receive dividend equivalents on outstanding Restricted Stock Units. Dividend equivalents with respect to dividends or other distributions that are paid in shares of Company Stock or cash shall be credited to the Participant as additional Restricted Stock Units subject to the same restrictions as the Restricted Stock Units with respect to which the dividend equivalents are paid.

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(e) A Participant’s interest in Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(f) Whenever payments under Restricted Stock Units are to be made in cash to a Participant who is an Employee, his Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Restricted Stock Units payable in the form of Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

8. Stock Options.

(a) The Committee may grant Options to eligible Service Providers. Whenever the Committee grants Options, notice shall be given to the Service Provider stating the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The exercise price of shares of Company Stock covered by an Option shall not be, and shall never become, less than 100 percent of the Fair Market Value of the shares on the Date of Grant, except as may be provided in Section 16 (regarding certain changes affecting Company Stock). If the Participant is a Ten Percent Stockholder and the Option is intended to qualify as an Incentive Stock Option, the exercise price shall be not less than 110 percent of the Fair Market Value of such shares on the Date of Grant. The Committee may not provide for payment of dividend equivalents with respect to Options.

(c) Options may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Option may be exercised after the expiration of ten (10) years from the Date of Grant. If the Participant is a Ten Percent Stockholder and the Option is intended to qualify as an Incentive Stock Option, the Option may not be exercised after the expiration of five (5) years from the Date of Grant.

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(d) Options shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws. Incentive Stock Options, by their terms, shall not be transferable except by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant.

(e) Options that are intended to qualify as Incentive Stock Options shall be granted only to Employees who meet the eligibility requirements of Section 5.

(f) Options that are intended to qualify as Incentive Stock Options shall, by their terms, not be exercisable after the first to occur of (x) ten years from the Date of Grant (five years if the Participant to whom the Option has been granted is a Ten Percent Stockholder), (y) three months following the date of the Participant’s termination of employment with the Company and all Related Companies for reasons other than Disability or death, or (z) one year following the date of the Participant’s termination of employment on account of Disability or death.

(g) Options that are intended to qualify as Incentive Stock Options shall, by their terms, be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the Plan Year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and all Related Companies shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose any conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a Plan Year exceed the Limitation Amount, the excess Options shall be treated as Nonstatutory Stock Options to the extent permitted by law.

(h) A Participant who purchases shares of Company Stock under an Option shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(i) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. The notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option or the Committee in its discretion so permits, the Participant (i), unless prohibited by law, may deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option or the Committee in its discretion, Applicable Withholding Taxes, (ii) may deliver shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (iii) may cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all

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or any part of the exercise price; or (iv) may use any other methods of payment as the Committee, at its discretion, deems appropriate. Until the Participant has paid the exercise price and any Applicable Withholding Taxes, no stock certificate shall be issued.

(j) Each Participant who is an Employee shall agree as a condition of the exercise of an Option to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued upon the exercise of an Option. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes, or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(k) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 8(k), (i) no Modification shall be made in respect to any Option if such Modification would result in the Option constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Option if such Extension would result in the Option having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (k), (i) a “Modification” means any change in the terms of the Option (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Option with a direct or indirect reduction in the exercise price of the Option, regardless of whether the holder in fact benefits from the change in terms; and (ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the Option beyond the time originally prescribed, (B) the conversion or exchange of the Option for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the Option, or (D) any renewal of the Option that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of an Option in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of an Option to a date no later than the earlier of (i) the latest date upon which the Option could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant.

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9. Stock Appreciation Rights.

(a) The Committee may grant Stock Appreciation Rights to eligible Service Providers. Whenever the Committee grants Stock Appreciation Rights, notice shall be given to the Service Provider stating the number of shares with respect to which Stock Appreciation Rights are granted, the extent, if any, to which the Stock Appreciation Rights are granted in connection with all or any part of a Nonstatutory Stock Option (“Tandem Rights”), and the conditions to which the grant and exercise of the Stock Appreciation Rights are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) Stock Appreciation Rights (other than Tandem Rights) shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (y) the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may not provide for payment of dividend equivalents with respect to Stock Appreciation Rights.

(c) Tandem Rights shall entitle the Participant, upon exercise of all or any part of the Tandem Rights, to surrender to the Company unexercised that portion of the underlying Nonstatutory Stock Option relating to the same number of shares of Company Stock as is covered by the Tandem Right (or the portion of the Tandem Right so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option.

(d) Upon the exercise of a Tandem Right and surrender of the related portion of the underlying Nonstatutory Stock Option, the Nonstatutory Stock Option, to the extent surrendered, shall not thereafter be exercisable.

(e) Subject to any further conditions upon exercise imposed by the Committee, a Tandem Right shall be granted on the same Date of Grant as the related Nonstatutory Stock Option, be transferable only to the extent that the related Nonstatutory Stock Option is transferable, be exercisable only to the extent that the related Nonstatutory Stock Option is exercisable and shall expire no later than the date on which the related Nonstatutory Stock Option expires.

(f) The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(g) Stock Appreciation Rights shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws.

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(h) Stock Appreciation Rights may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Stock Appreciation Right may be exercised after the expiration of ten (10) years from the Date of Grant.

(i) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right (or, in the case of a Tandem Right, only to the extent it exceeds the exercise price of the Company Stock covered by the underlying Nonstatutory Stock Option).

(j) The manner in which the Company’s obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Grant Agreement. The Grant Agreement may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

(k) A Participant who acquires shares of Company Stock upon exercise of a Stock Appreciation Right shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(l) Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of Stock Appreciation Rights the Participant has elected to exercise.

(m) Whenever payments upon exercise of Stock Appreciation Rights are to be made in cash to a Participant who is an Employee, the Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Stock Appreciation Rights payable in the form of Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

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(n) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 9(n), (i) no Modification shall be made in respect to any Stock Appreciation Right if such Modification would result in the Stock Appreciation Right constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Stock Appreciation Right if such Extension would result in the Stock Appreciation Right having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (n), (i) a “Modification” means any change in the terms of the Stock Appreciation Right (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Stock Appreciation Right with a direct or indirect reduction in the exercise price of the Stock Appreciation Right, regardless of whether the holder in fact benefits from the change in terms; and (ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the Stock Appreciation Right beyond the time originally prescribed, (B) the conversion or exchange of the Stock Appreciation Right for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the Stock Appreciation Right, or (D) any renewal of the Stock Appreciation Right that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of a Stock Appreciation Right in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of a Stock Appreciation Right to a date no later than the earlier of (i) the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant.

10. Performance Grants.

(a) The Committee may make Performance Grants to eligible Service Providers. Each Performance Grant shall include the Performance Goals for the award, the Performance Criteria with respect to which such goals are to be measured, the target and maximum amounts payable under the award, the period over which the award is to be earned, and any other terms and conditions as are applicable to the Performance Grant. The terms of a Performance Grant may be set in an annual or long-term bonus plan or other similar document. In the event of any conflict between such document and the Plan, the terms of the Plan shall control. Performance Grants shall be granted and administered in such a way as to qualify as “performance-based compensation” for purposes of Code section 162(m), and shall be governed by the provisions of Section 11.

(b) The Committee shall establish for each Performance Grant the amount of cash or Company Stock payable at specified levels of performance, based on the Performance Goal or Goals with respect to each Performance Criterion. Performance Grants may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided by the Committee at the time of grant, or the Committee may reserve the right to determine the manner of payment at the time the Performance Grant becomes payable. The Committee may provide in the Grant Agreement that the Participant may make an election to defer the payment under a Performance Grant subject to such terms as the Committee may determine in accordance with Code section 409A.

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(c) A Participant who receives a Performance Grant payable in Company Stock shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Performance Grant and all requirements with respect to the issuance of such shares have been satisfied.

(d) A Participant’s interest in a Performance Grant may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(e) Whenever payments under a Performance Grant are to be made in cash to a Participant who is an Employee, his Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving a Performance Grant payable in Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

11. Incentive Awards Subject to Performance Goals

(a) The following provisions shall apply to (i) all Performance Grants and (ii) Restricted Stock awards and Restricted Stock Unit awards intended to qualify as “performance-based compensation” for purposes of Code section 162(m):

(1)

The Committee shall establish the Performance Goals for the Incentive Award. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted with respect to any Incentive Award. The Committee may vary the Performance Criteria, Performance Goals and weightings from Participant to Participant, Incentive Award to Incentive Award and Taxable Year to Taxable Year. The Committee may increase, but not decrease, the minimum and target levels (but not increase the amount payable) with respect to any Performance Goals after the Date or Grant or start of the Performance Period, as applicable. However, the Committee shall adjust the Performance Goals, but only to the extent permitted pursuant to Code section 162(m), if it determines that nonrecurring, extraordinary or

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non-operational items have materially affected the fairness of the Performance Goals and have unduly affected the Company’s ability to meet them, including without limitation, items such as the effects of currency fluctuations, items excluded from the calculation of earnings publicly reported by the Company in relation to an earnings announcement, asset write-downs, litigation or claim judgments or settlements, accruals for reorganizations and restructuring programs and the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results. In addition, Performance Goals shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established.

(2)	The Committee shall establish for each Incentive Award the amount of cash or Company Stock payable or which will vest at specified levels of performance, based on the Performance Goal for each Performance Criteria. Any Incentive Award shall be awarded not later than 90 days after the start of the period to which the Incentive Award relates and shall be awarded prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a Taxable Year the amount of cash or Company Stock that would otherwise be payable or vest upon achievement of the Performance Goal or Goals, but may reduce or eliminate the payments or scheduled vesting unless otherwise provided in the Incentive Award. The Committee may provide for an Incentive Award to be payable at the target level (or other level as determined by the Committee in its discretion) prior to the attainment of a Performance Goal or Goals, and for vesting and payment of Restricted Stock awards or Restricted Stock Unit awards, solely upon the Participant’s death, Disability, or the occurrence of a Change of Control.

(3)	The actual payments to a Participant under an Incentive Award will be calculated by applying the achievement of a Performance Criteria to the Performance Goal as established in the Grant Agreement. All calculations of actual payments shall be made by the Committee and the Committee shall certify in writing the extent, if any, to which the Performance Goals have been met.

(4)	The Company shall distribute amounts payable to Participants pursuant to Incentive Awards as soon as is administratively practicable following the determination and written certification of the Committee for a Performance Period, but in no event later than two and one-half months after the end of the calendar year in which the Performance Period ends (and subject to any deferred payment authorized by the Committee).

12. Stock Awards.

(a) The Committee may grant Stock Awards to eligible Service Providers in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Section 12.

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(b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Company Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Company Stock on the Date of Grant of such Stock Award, regardless of when such shares of Company Stock are issued, and one or more certificates delivered, to the Participant.

(c) Unless otherwise determined by the Committee and set forth in the related Grant Agreement, shares of Company Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Date of Grant of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Committee expressly provides otherwise with respect to a Stock Award, as set forth in the related Grant Agreement, no Stock Award shall be deemed to be an outstanding Incentive Award for purposes of the Plan.

13. Effective Date of the Plan; Effect on the 2005 Plan.

(a) The Plan shall become immediately effective upon approval by the Company’s stockholders at the annual meeting of stockholders held on March 26, 2013.

(b) The Plan succeeds and replaces the 2005 Plan. No further incentive awards may be granted under the 2005 Plan after the Effective Date. Each outstanding incentive award granted under the 2005 Plan shall continue to be governed solely by the terms of the 2005 Plan and the award agreements relating to such incentive awards. In accordance with Section 4(b), shares of Company Stock relating to awards or portions of awards granted under 2005 Plan may in certain circumstances be subjected to an Incentive Award under the Plan or used to increase the share reserve under the Plan.

14. Continuing Securities Law Compliance. If at any time on or after the effective date of the Plan as described in Section 13 above, the requirements of any applicable federal or state securities laws should fail to be met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock Appreciation Rights shall be exercisable until the Committee has determined that these requirements have again been met. The Committee may suspend the right to exercise an Option or Stock Appreciation Rights at any time when it determines that allowing the exercise and issuance of Company Stock would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or Stock Appreciation Rights are extended during a period of suspension.

15. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on February 15, 2023. No new Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan at any time and may amend the Plan at any time in any respect as it shall deem advisable; provided that no change shall be made that increases the total number of shares of Company Stock reserved for

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issuance under the Plan (except pursuant to Section 16), materially modifies the requirements as to eligibility for participation in the Plan, or that would otherwise be considered a material revision or amendment under Code section 422 or the listing standards of the exchange on which the Company Stock is traded, unless the change is authorized by the stockholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding Incentive Awards with respect to Participants as it deems appropriate to ensure compliance with Rule 16b-3 and other applicable federal or state securities laws and to meet the requirements of the Code and applicable regulations or other generally applicable guidance thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Incentive Award previously granted to him or her.

16. Change in Capital Structure.

(a) The Committee shall proportionately adjust the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise price of Options or Stock Appreciation Rights, and other relevant terms of the Plan and any Incentive Awards whenever, in the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s corporate structure or capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), it deems any such adjustment necessary or desirable to preserve the intended benefits of the Plan and any outstanding Incentive Awards for the Company and the Participants. The Committee’s determination in this regard shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option or Stock Appreciation Right or fractional cents with respect to the exercise price thereof, the Committee shall round down the number of shares covered by the Option or Stock Appreciation Right to the nearest whole share and round up the exercise price to the nearest whole cent.

(b) In the event of a Change in Control as described in Section 2(d)(i), or if the Company is otherwise a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets occurs (in any such case, a “Corporate Event”), then the Committee may take any actions with respect to outstanding Incentive Awards as it deems appropriate, consistent with applicable provisions of the Code and any applicable federal or state securities laws.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and its determination shall be conclusive and binding on all persons and for all purposes.

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17. Administration of the Plan.

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in this Plan or the Committee’s charter or as otherwise established by the Board, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i)	to prescribe, amend and rescind policies relating to this Plan, and to interpret the Plan, including defining terms not otherwise defined;

(ii)	to determine which persons are eligible Service Providers, to which of the Service Providers, if any, Incentive Awards shall be granted hereunder and the timing of any Incentive Awards;

(iii)	to grant Incentive Awards to Service Providers and determine the terms and conditions thereof, including the number of shares of Company Stock subject to Incentive Awards and the exercise or purchase price of the shares of Company Stock and the circumstances under which Incentive Awards become exercisable, vested, payable, forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance conditions (including Performance Goals), the occurrence of certain events (such as a Change in Control), or other factors;

(iv)	to establish or verify the extent of satisfaction of any Performance Goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Incentive Award;

(v)	to prescribe and amend the terms of the Grant Agreements or other documents evidencing Incentive Awards made under this Plan (which need not be identical);

(vi)	to determine whether, and the extent to which, adjustments are required pursuant to Section 16;

(vii)	to interpret and construe this Plan, any policies under this Plan and the terms and conditions of any Incentive Award granted hereunder, and to make exceptions to any provisions for the benefit of the Company;

(viii)	to delegate, to the extent permitted by applicable law, any portion of its authority under the Plan to make Incentive Awards to an executive officer of the Company, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s ability to make awards to “executive officers” within the meaning of section 16 of the Act or to “covered employees” within the meaning of Code section 162(m));

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(ix)	to require any Participant acquiring shares of Company Stock pursuant to any Incentive Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Company Stock for investment purposes and without a view to resale or distribution thereof. Shares of Company Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Company Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company; and

(x)	to make all other determinations deemed necessary or advisable for the administration of this Plan.

The Committee may amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that the consent will not be required if the amendment is for the purpose of complying with applicable provisions of the Code or any federal or state securities laws.

The Committee is prohibited from Repricing any Option or Stock Appreciation Right without the prior approval of the stockholders of the Company with respect to the proposed Repricing. No Option or Stock Appreciation Right may include provisions that “reload” the Option or Stock Appreciation Right upon exercise or that extend the term of an Option or Stock Appreciation Right beyond what is the maximum period specified in the Plan and/or Grant Agreement.

(b) The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c) The Committee shall meet at such times and places as it determines. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by the Committee in writing or by electronic transmission or transmissions as permitted by the Bylaws of the Company, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d) The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such officer(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Incentive Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Incentive Awards, to process or oversee the issuance of shares of Company Stock upon the exercise, vesting and/or settlement of an Incentive Award, to interpret the terms of Incentive

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Awards and to take any other actions as the Committee may specify, provided that in no case shall any such officer(s) be authorized to grant Incentive Awards under the Plan, except in accordance with Section 17(a)(viii) above. Any action by an administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such officer(s), provided that the actions and interpretations of any such officer(s) shall be subject to review and approval, disapproval or modification by the Committee.

(e) In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Incentive Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

(f) Subject to the express provisions of the Plan, the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Incentive Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or a Grant Agreement, all Incentive Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Committee in its sole discretion, to the extent consistent with such Participant’s employment agreement, if any.

18. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company—at the principal business address of the Company to the attention of the Corporate Secretary of the Company; and (b) if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

19. No Effect on Other Plans. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company or any Related Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

20. Interpretation. The Plan is intended to operate in compliance with the provisions of Rule 16b-3 and to facilitate compliance with, and optimize the benefits from, Code section 162(m). The terms of this Plan are subject to all present and future regulations and rulings of the

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Secretary of the Treasury of the United States or his or her delegate relating to the qualification of Incentive Stock Options under the Code. To the extent applicable, this Plan and the individual Incentive Awards under the Plan are intended to comply with any applicable requirements of Code section 409A and shall be interpreted to the extent context reasonably permits in accordance with such requirements. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

21. No Employment/Service Rights. Nothing in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Company employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s service at any time for any reason, with or without cause.

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Appendix B

OPTICAL CABLE CORPORATION

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

1. Purpose. The Optical Cable Corporation Amended and Restated 2011 Stock Incentive Plan is intended to secure for the Company, its Related Companies and its shareholders the benefits arising from ownership of the Company’s Common Stock by the employees and other service providers of the Company and its Related Companies who are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Related Companies personnel of superior ability for positions of exceptional responsibility, to reward employees and other service providers for past services to the Company and its Related Companies, and to motivate such individuals through added incentives to further contribute to the success of the Company. With respect to persons subject to section 16 of the Act (as defined below), transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act. The 2011 Stock Incentive Plan was approved by the Company’s stockholders at the annual meeting of the stockholders held on March 29, 2011. This Amended and Restated 2011 Stock Incentive Plan was adopted by the Company’s Board of Directors on February 15, 2013, subject to approval of the Company’s stockholders at the annual meeting of stockholders held on March 26, 2013.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Applicable Withholding Taxes” means the aggregate amount of federal, state and local income and employment taxes that an Employer is required to withhold in connection with the grant of a Stock Award, any lapse of restrictions on Restricted Stock, any compensatory dividends paid on Restricted Stock, any payments under Restricted Stock Unit awards or Performance Grants, or any exercise of a Nonstatutory Stock Option or Stock Appreciation Right.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means the date on which the Company experiences a change in ownership (as described in subsection (i)) or a change in effective control (as described in subsection (ii)):

(i)	A change in ownership shall occur if any person or more than one person acting as a group acquires beneficial ownership of Company stock that, together with the Company stock already held by such person or group, represents more than 50 percent of the total voting power of the Company stock; provided, however, that if any one person or more than one person acting as a group is considered to own more than 50 percent of the total voting power of the Company stock, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company for purposes of this subsection (i).

(ii)	A change in effective control shall occur if a majority of members of the Board is replaced during a twelve-consecutive-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, however, that if any one person or more than one person acting as a group is considered to effectively control the Company for purposes of this subsection (ii), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control for purposes of this subsection (ii). Notwithstanding the foregoing, if the Incentive Award to which this subsection (ii) applies is not subject to Code section 409A, whether a change in effective control has occurred for purposes of that Incentive Award shall be determined based on a three-consecutive-year period instead of a twelve-consecutive-month period.

For purposes of this section, the term “group” shall have the same meaning as in section 13(d)(3) of the Act, modified to the extent necessary to comply with sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C) of the Treasury Regulations (or any successor provisions). The term “beneficial ownership” shall have the same meaning as in Rule 13d-3 promulgated under the Act, modified to the extent necessary to comply with section 1.409A-3(i)(5)(v)(iii) of the Treasury Regulations (or any successor provision). Notwithstanding anything in this section to the contrary, an event which does not constitute a change in the ownership or a change in the effective control of the Company, each as defined in section 1.409A-3(i)(5) of the Treasury Regulations (or any successor provision), shall not constitute a Change of Control for purposes of this Plan.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Consultant” means a Service Provider who is not an Employee.

(g) “Committee” means the Compensation Committee of the Board (or any successor Board committee designated by the Board to administer the Plan), provided that, if any member of the Compensation Committee does not qualify as (i) an outside director for purposes of Code section 162(m), (ii) a non-employee director for purposes of Rule 16b-3, and (iii) an independent director for purposes of the rules of the exchange on which the Company Stock is traded, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee to act as the Committee for purposes of the Plan.

(h) “Company” means Optical Cable Corporation, and its successors or assigns.

(i) “Company Stock” means the Common Stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 16), the shares resulting from the change shall be deemed to be Company Stock within the meaning of the Plan. Shares of Company Stock may be issued under this Plan without cash consideration.

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(j) “Date of Grant” means (i) with respect to a Non-Option Award, the date on which the Committee grants the award; (ii) with respect to a Nonstatutory Stock Option or Stock Appreciation Right, the date on which the Committee completes the corporate action necessary to create a legally binding right constituting the Nonstatutory Stock Option or Stock Appreciation Right; or (iii) with respect to an Incentive Stock Option, the date on which the Committee completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Incentive Stock Option. With respect to any Incentive Award, the Committee may specify a future date on which the grant is to be granted or become effective.

(k) “Disability” means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Incentive Awards, Disability (or variations thereof) means, unless otherwise provided in the Grant Agreement with respect to the award, a Disability within the meaning of Code section 409A(a)(2)(C) and section 1.409A-3(i)(4) of the Treasury Regulations (or any successor provision). The Committee shall determine whether a Disability exists and the determination shall be conclusive.

(l) “Effective Date” means the date described in Section ~~11~~ 13 of the Plan.

(m) “Employee” means an individual employed by the Company or a Related Company as a common-law employee.

(n) “Employer” means the Company or Related Company with respect to which an Employee provides services.

~~(o) “Fair Market Value” means the closing sales price of a share of Company Stock, as reported by Bloomberg or other financial reporting service selected by the Committee, as of the Date of Grant or as of any other date for which the value of Company Stock must be determined under the Plan. In the event Date of Grant or other date for which the value of Company Stock must be determined falls on a non-trading day, the Fair Market Value will be determined by using the last day on which Company Stock is traded preceding such non-trading day.~~

(o) “Fair Market Value” per share of Company Stock on any relevant date shall be determined in accordance with the following provisions:

(i)	If the Company Stock is at the time traded on the Nasdaq Global Market, then the Fair Market Value shall be the closing selling price per share of Company Stock at the close of regular trading hours (i.e. before after-hours trading begins) on the Nasdaq Global Market on the date in question, as such price is reported by the Nasdaq Global Market either as reported on the Nasdaq website (www.nasdaq.com), or otherwise. If there is no closing selling price for the Company Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)

If the Company Stock is at the time listed on any other stock exchange, then the Fair Market Value shall be the closing selling price per share of Company Stock at the close of regular trading hours (i.e. before after-hours trading

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begins) on the date in question on the stock exchange determined by the Committee to be the primary market for the Company Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Company Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(p) “Grant Agreement” means the written agreement between the Company and a Participant containing the terms and conditions with respect to an Incentive Award.

(q) “Incentive Award” means any Option, Stock Appreciation Right, share of Restricted Stock, Stock Award, Restricted Stock Unit or Performance Grant awarded to a Service Provider under the Plan.

(r) “Incentive Stock Option” means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

(s) “Non-Option Award” means an Incentive Award other than an Option or Stock Appreciation Right.

(t) “Nonstatutory Stock Option” means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(u) “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan granted under Section 8.

(v) “Participant” means any Service Provider who receives an Incentive Award under the Plan.

(w) “Performance Criteria” means any one or more of the performance criteria listed below as applied to the performance of the Company as a whole or any business unit of the Company. The performance criteria may be applied either individually, alternatively, or in any combination and measured on an absolute basis or relative to a pre-established target as may be specified and approved by the Committee. The performance criteria may include: total shareholder return, stock price, revenue, gross profit, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), operating income, pre-tax earnings, net operating profit after taxes, net income, earnings per share, gross margin, operating margin, net margin, operating cash flow, free cash flow, return on assets, return on invested capital, return on equity, or return on some defined set of assets, capital or equity as determined by the Committee.

(x) “Performance Goal” means an objectively determinable performance goal established by the Committee that relates to one or more Performance Criteria. Performance Goals with respect to Performance Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured

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relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or index that ceases to exist as a separate entity during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a Performance Criteria and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a Performance Criteria).

(y) “Performance Grant” means a right to receive cash or Company Stock subject to the attainment of Performance Goals as set forth in Section 10.

(z) “Plan” means this Optical Cable Corporation Amended and Restated 2011 Stock Incentive Plan, as it may be amended from time to time.

(aa) “Plan Year” means the calendar year.

(bb) “Related Company” means, (i) for purposes of determining eligibility to receive an Incentive Stock Option, any “parent corporation” with respect to the Company within the meaning of Code section 424(e) or any “subsidiary corporation” with respect to the Company within the meaning of Code section 424(f); (ii) for purposes of determining eligibility to receive a Nonstatutory Stock Option, any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (within the meaning of section 1.409A-1(b)(5)(E)(1) of the Treasury Regulations (or any successor provision)) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Company has a controlling interest; and (iii) for all other purposes under the Plan, any corporation, trade or business that would be required to be treated as a single employer with the Company under Code sections 414(b) or (c), provided that, in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying section 1.414(c)-2 of the Treasury Regulations for purposes of determining trades or businesses under common control, the phrase “at least 50%” shall replace the phrase “at least 80%” each time it appears in those sections.

(cc) “Repricing” means, with respect to an Option or Stock Appreciation Right, any of the following: (i) the lowering of the exercise price after the Date of Grant; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the Option or Stock Appreciation Right at a time when its exercise price exceeds the Fair Market Value of the underlying Company Stock in exchange for cash or any other Incentive Award, unless the cancellation and exchange occurs in connection with a Corporate Event (as defined in Section 16(b)). Notwithstanding the foregoing, an adjustment made pursuant to Section 16(a) shall not constitute a Repricing.

(dd) “Restricted Stock” means Company Stock awarded upon the terms and subject to restrictions as set forth in Section 6.

(ee) “Restricted Stock Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to vesting conditions as set forth in Section 7.

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(ff) “Retirement” means retirement as determined under procedures established by the Committee or in any Incentive Award, as set forth in a Participant’s Grant Agreement.

(gg) “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act, as amended from time to time.

(hh) “Service Provider” means an Employee, Consultant or other natural person employed by or providing bona fide services to the Company or a Related Company~~.~~ (but excluding any person who provides services to the Company solely as a non-employee member of the Company’s Board of Directors).

(ii) “Stock Appreciation Right” means a right to receive Company Stock or cash granted under Section 9.

(jj) “Stock Award” means a share of Company Stock awarded upon the terms set forth in Section 12.

(kk) “Tandem Right” means a type of Stock Appreciation Right granted in connection with a Nonstatutory Stock Option as described in Section 9.

(ll) “Taxable Year” means the fiscal period used by the Company for reporting taxes on its income under the Code.

(mm) “Ten Percent Stockholder” means a person who owns, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

(nn) “Treasury Regulations” mean the final, temporary or proposed regulations issued by the Treasury Department and/or Internal Revenue Service as codified in Title 26 of the United States Code of Federal Regulations. Any references made in the Plan to specific Treasury Regulations shall also refer to any successor or replacement regulations thereto.

(oo) “2005 Plan” means the Company’s 2005 Stock Incentive Plan approved by the Company’s stockholders at the annual meeting of the stockholders held on March 29, 2005.

3. General. The following types of Incentive Awards may be granted under the Plan: shares of Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights, Performance Grants and Stock Awards. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

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4. Stock.

(a) Reserve. Subject to Section 16 of the Plan, there shall be reserved for issuance under the Plan an aggregate ~~of~~ total of (i) 500,000 new shares of Company Stock, ~~which~~ to be added to the number of shares previously issued under the Plan, provided these new shares are approved by the Company’s stockholders at the annual meeting of the stockholders to be held on March 26, 2013, plus (ii) all shares of Company Stock previously reserved for issuance under the Plan and the 2005 Plan and still available for issuance and not subject to a currently outstanding award under the Plan or the 2005 Plan as of immediately prior to the Effective Date, plus (iii) any shares that become available for issuance under the Plan pursuant to Section 4(b) below. The shares available for issuance under the Plan shall be authorized but unissued shares and ~~which~~may, in the sole discretion of the Committee, ~~may~~ be granted in connection with Incentive Stock Options or other types of Incentive Awards. For all purposes under the Plan, each Restricted Stock Unit awarded shall be counted as one share of Company Stock subject to an Incentive Award.

(b) Share Use. Shares allocable to Incentive Awards or portions thereof granted under the Plan or allocable to awards or portions of awards granted under the 2005 Plan that expire, are forfeited, or that terminate unexercised may be subjected to a new Incentive Award under the Plan. Any shares of Company Stock tendered or exchanged by a Participant as full or partial payment to the Company of the exercise price under an Option and any shares retained or withheld by the Employer in satisfaction of an Employee’s obligations to pay Applicable Withholding Taxes with respect to any Incentive Award (or with respect to options or other awards granted under the 2005 Plan) shall be available for issuance, subjected to new Incentive Awards or otherwise used to increase the share reserve under the Plan. The cash proceeds from Option exercises shall not be used to repurchase shares on the open market for reuse under the Plan.

(c) Plan Limits. All of the shares of Company Stock that may be issued under this Plan may be issued upon the exercise of Options that qualify as Incentive Stock Options. No more than 250,000 shares of Company Stock may be allocated to Incentive Awards that are granted to any individual Participant during any single Taxable Year. The aggregate maximum cash amount payable under the Plan to any Participant in any single Taxable Year shall not exceed $2,000,000.

5. Eligibility.

(a) Incentive Awards. All present and future Service Providers of the Company or any Related Company (whether now existing or hereafter created or acquired) who have contributed or who can be expected to contribute significantly to the Company or a Related Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 17, to select eligible Service Providers to receive Incentive Awards and to determine for each Service Provider the nature of the award and the terms and conditions of each Incentive Award.

(b) No Contract of Employment or Services. The grant of an Incentive Award shall not obligate the Company or any Related Company to pay any Service Provider any particular amount of remuneration, to continue the employment or services of the Service Provider after the grant or to make further grants to the Service Provider at any time thereafter.

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(c) Foreign Awards. When granting Incentive Awards to Service Providers who are not United States residents, the Committee shall have complete discretion and authority to grant such Incentive Awards in compliance with all present and future laws of the country or countries with laws that may apply to the grant of the Incentive Award or the issuance of Company Stock pursuant to the Incentive Award. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

6. Restricted Stock Awards.

(a) The Committee may grant Restricted Stock to eligible Service Providers. Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Service Provider stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (c) below shall lapse. The terms and conditions may include the continued performance of services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof. Any service period shall not be less than three consecutive years in length and any performance period shall not be less than twelve consecutive months in length; provided, however, that the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will lapse prior to the expiration of the service or performance period as a result of the Disability, death or Retirement of the Participant or the occurrence of a Change in Control. If the award is intended to qualify as “performance-based compensation” for purposes of Code section 162(m), the award shall be governed by the provisions of Section 11.

(c) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on the shares established by the Committee have lapsed or been removed.

(d) Upon the acceptance by a Participant of an award of Restricted Stock, the Participant shall, subject to the restrictions set forth in paragraph (c) above, have all the rights of a stockholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote the shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. ~~Certificates representing~~ Shares of Restricted Stock ~~shall~~ may, in the Company’s discretion, be held in escrow by the Company until the ~~restrictions lapse and upon request the Participant shall provide the Company with appropriate stock powers endorsed in blank.~~ applicable restrictions on such shares of Restricted Stock lapse or may be issued directly to the Participant with restrictive legends on the certificates evidencing those shares of Restricted Stock.

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(e) Each Participant who is an Employee shall agree at the time his or her Restricted Stock is granted, and as a condition thereof, to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

7. Restricted Stock Units.

(a) The Committee may grant Restricted Stock Units to eligible Service Providers. Whenever the Committee deems it appropriate to grant Restricted Stock Units, notice shall be given to the Service Provider stating the number of Restricted Stock Units granted and the terms and conditions to which the Restricted Stock Units are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Restricted Stock Units the terms and conditions upon which the Restricted Stock Units shall vest and be paid. Vesting of Restricted Stock Units may be conditioned on the continued performance of services or the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof. A Restricted Stock Unit, the vesting of which is conditioned on employment and the passage of time, shall not vest less than three years from the Date of Grant of the Restricted Stock Unit. A Restricted Stock Unit, the vesting of which is conditioned on the achievement of Performance Goals or other performance conditions, shall not vest less than one year from the Date of Grant. Notwithstanding the foregoing, the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will expire as a result of one or more of the Disability, death or Retirement of the Participant or the occurrence of a Change in Control. If the award is intended to qualify as “performance-based compensation” for purposes of Code section 162(m), the award shall be governed by the provisions of Section 11.

(c) Restricted Stock Units may be paid in cash, Company Stock or a fixed combination of Company Stock or cash as provided in the Grant Agreement, or the Committee may reserve the right to determine the manner of payment at the time the Restricted Stock Units become payable. The delivery of Company Stock in payment of Restricted Stock Units may be subject to additional conditions established in the Grant Agreement. The Committee may provide in the Grant Agreement that the Participant may make an election to defer the payment under a Restricted Stock Unit subject to such terms as the Committee may determine in accordance with Code section 409A.

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(d) A Participant who receives Restricted Stock Units payable in Company Stock shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. The Committee may, in its discretion, provide that a Participant shall be entitled to receive dividend equivalents on outstanding Restricted Stock Units. Dividend equivalents with respect to dividends or other distributions that are paid in shares of Company Stock or cash shall be credited to the Participant as additional Restricted Stock Units subject to the same restrictions as the Restricted Stock Units with respect to which the dividend equivalents are paid.

(e) A Participant’s interest in Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(f) Whenever payments under Restricted Stock Units are to be made in cash to a Participant who is an Employee, his Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Restricted Stock Units payable in the form of Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

8. Stock Options.

(a) The Committee may grant Options to eligible Service Providers. Whenever the Committee grants Options, notice shall be given to the Service Provider stating the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The exercise price of shares of Company Stock covered by an Option shall not be, and shall never become, less than 100 percent of the Fair Market Value of the shares on the Date of

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Grant, except as may be provided in Section 16 (regarding certain changes affecting Company Stock). If the Participant is a Ten Percent Stockholder and the Option is intended to qualify as an Incentive Stock Option, the exercise price shall be not less than 110 percent of the Fair Market Value of such shares on the Date of Grant. The Committee may not provide for payment of dividend equivalents with respect to Options.

(c) Options may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Option may be exercised after the expiration of ten (10) years from the Date of Grant. If the Participant is a Ten Percent Stockholder and the Option is intended to qualify as an Incentive Stock Option, the Option may not be exercised after the expiration of five (5) years from the Date of Grant.

(d) Options shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws. Incentive Stock Options, by their terms, shall not be transferable except by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant.

(e) Options that are intended to qualify as Incentive Stock Options shall be granted only to Employees who meet the eligibility requirements of Section 5.

(f) Options that are intended to qualify as Incentive Stock Options shall, by their terms, not be exercisable after the first to occur of (x) ten years from the Date of Grant (five years if the Participant to whom the Option has been granted is a Ten Percent Stockholder), (y) three months following the date of the Participant’s termination of employment with the Company and all Related Companies for reasons other than Disability or death, or (z) one year following the date of the Participant’s termination of employment on account of Disability or death.

(g) Options that are intended to qualify as Incentive Stock Options shall, by their terms, be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the Plan Year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and all Related Companies shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose any conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a Plan Year exceed the Limitation Amount, the excess Options shall be treated as Nonstatutory Stock Options to the extent permitted by law.

(h) A Participant who purchases shares of Company Stock under an Option shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(i) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. The notice shall be effective only if accompanied by the exercise price in full in cash; provided,

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however, that if the terms of an Option or the Committee in its discretion so permits, the Participant (i), unless prohibited by law, may deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option or the Committee in its discretion, Applicable Withholding Taxes, (ii) may deliver shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (iii) may cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price; or (iv) may use any other methods of payment as the Committee, at its discretion, deems appropriate. Until the Participant has paid the exercise price and any Applicable Withholding Taxes, no stock certificate shall be issued.

(j) Each Participant who is an Employee shall agree as a condition of the exercise of an Option to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued upon the exercise of an Option. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes, or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(k) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 8(k), (i) no Modification shall be made in respect to any Option if such Modification would result in the Option constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Option if such Extension would result in the Option having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (k), (i) a “Modification” means any change in the terms of the Option (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Option with a direct or indirect reduction in the exercise price of the Option, regardless of whether the holder in fact benefits from the change in terms; and (ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the Option beyond the time originally prescribed, (B) the conversion or exchange of the Option for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the Option, or (D) any renewal of the Option that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it

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shall not be a Modification or an Extension, respectively, to change the terms of an Option in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of an Option to a date no later than the earlier of (i) the latest date upon which the Option could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant.

9. Stock Appreciation Rights.

(a) The Committee may grant Stock Appreciation Rights to eligible Service Providers. Whenever the Committee grants Stock Appreciation Rights, notice shall be given to the Service Provider stating the number of shares with respect to which Stock Appreciation Rights are granted, the extent, if any, to which the Stock Appreciation Rights are granted in connection with all or any part of a Nonstatutory Stock Option (“Tandem Rights”), and the conditions to which the grant and exercise of the Stock Appreciation Rights are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) Stock Appreciation Rights (other than Tandem Rights) shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (y) the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may not provide for payment of dividend equivalents with respect to Stock Appreciation Rights.

(c) Tandem Rights shall entitle the Participant, upon exercise of all or any part of the Tandem Rights, to surrender to the Company unexercised that portion of the underlying Nonstatutory Stock Option relating to the same number of shares of Company Stock as is covered by the Tandem Right (or the portion of the Tandem Right so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option.

(d) Upon the exercise of a Tandem Right and surrender of the related portion of the underlying Nonstatutory Stock Option, the Nonstatutory Stock Option, to the extent surrendered, shall not thereafter be exercisable.

(e) Subject to any further conditions upon exercise imposed by the Committee, a Tandem Right shall be granted on the same Date of Grant as the related Nonstatutory Stock Option, be transferable only to the extent that the related Nonstatutory Stock Option is transferable, be exercisable only to the extent that the related Nonstatutory Stock Option is exercisable and shall expire no later than the date on which the related Nonstatutory Stock Option expires.

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(f) The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(g) Stock Appreciation Rights shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws.

(h) Stock Appreciation Rights may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Stock Appreciation Right may be exercised after the expiration of ten (10) years from the Date of Grant.

(i) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right (or, in the case of a Tandem Right, only to the extent it exceeds the exercise price of the Company Stock covered by the underlying Nonstatutory Stock Option).

(j) The manner in which the Company’s obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Grant Agreement. The Grant Agreement may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

(k) A Participant who acquires shares of Company Stock upon exercise of a Stock Appreciation Right shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(l) Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of Stock Appreciation Rights the Participant has elected to exercise.

(m) Whenever payments upon exercise of Stock Appreciation Rights are to be made in cash to a Participant who is an Employee, the Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Stock Appreciation Rights payable in the form of Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which

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the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(n) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 9(n), (i) no Modification shall be made in respect to any Stock Appreciation Right if such Modification would result in the Stock Appreciation Right constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Stock Appreciation Right if such Extension would result in the Stock Appreciation Right having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (n), (i) a “Modification” means any change in the terms of the Stock Appreciation Right (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Stock Appreciation Right with a direct or indirect reduction in the exercise price of the Stock Appreciation Right, regardless of whether the holder in fact benefits from the change in terms; and (ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the Stock Appreciation Right beyond the time originally prescribed, (B) the conversion or exchange of the Stock Appreciation Right for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the Stock Appreciation Right, or (D) any renewal of the Stock Appreciation Right that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of a Stock Appreciation Right in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of a Stock Appreciation Right to a date no later than the earlier of (i) the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant.

10. Performance Grants.

(a) The Committee may make Performance Grants to eligible Service Providers. Each Performance Grant shall include the Performance Goals for the award, the Performance Criteria with respect to which such goals are to be measured, the target and maximum amounts payable under the award, the period over which the award is to be earned, and any other terms and conditions as are applicable to the Performance Grant. The terms of a Performance Grant may be set in an annual or long-term bonus plan or other similar document. In the event of any conflict between such document and the Plan, the terms of the Plan shall control. Performance Grants shall be granted and administered in such a way as to qualify as “performance-based compensation” for purposes of Code section 162(m), and shall be governed by the provisions of Section 11.

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(b) The Committee shall establish for each Performance Grant the amount of cash or Company Stock payable at specified levels of performance, based on the Performance Goal or Goals with respect to each Performance Criterion. Performance Grants may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided by the Committee at the time of grant, or the Committee may reserve the right to determine the manner of payment at the time the Performance Grant becomes payable. The Committee may provide in the Grant Agreement that the Participant may make an election to defer the payment under a Performance Grant subject to such terms as the Committee may determine in accordance with Code section 409A.

(c) A Participant who receives a Performance Grant payable in Company Stock shall have no rights as a stockholder until the Company Stock is issued pursuant to the terms of the Performance Grant and all requirements with respect to the issuance of such shares have been satisfied.

(d) A Participant’s interest in a Performance Grant may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(e) Whenever payments under a Performance Grant are to be made in cash to a Participant who is an Employee, his Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving a Performance Grant payable in Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

11. Incentive Awards Subject to Performance Goals

(a) The following provisions shall apply to (i) all Performance Grants and (ii) Restricted Stock awards and Restricted Stock Unit awards intended to qualify as “performance-based compensation” for purposes of Code section 162(m):

(1)	The Committee shall establish the Performance Goals for the Incentive Award. The Committee shall determine the extent to which any Performance Criteria shall be

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used and weighted with respect to any Incentive Award. The Committee may vary the Performance Criteria, Performance Goals and weightings from Participant to Participant, Incentive Award to Incentive Award and Taxable Year to Taxable Year. The Committee may increase, but not decrease, the minimum and target levels (but not increase the amount payable) with respect to any Performance Goals after the Date or Grant or start of the Performance Period, as applicable. However, the Committee shall adjust the Performance Goals, but only to the extent permitted pursuant to Code section 162(m), if it determines that nonrecurring, extraordinary or non-operational items have materially affected the fairness of the Performance Goals and have unduly affected the Company’s ability to meet them, including without limitation, items such as the effects of currency fluctuations, items excluded from the calculation of earnings publicly reported by the Company in relation to an earnings announcement, asset write-downs, litigation or claim judgments or settlements, accruals for reorganizations and restructuring programs and the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results. In addition, Performance Goals shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established.

(2)	The Committee shall establish for each Incentive Award the amount of cash or Company Stock payable or which will vest at specified levels of performance, based on the Performance Goal for each Performance Criteria. Any Incentive Award shall be awarded not later than 90 days after the start of the period to which the Incentive Award relates and shall be awarded prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a Taxable Year the amount of cash or Company Stock that would otherwise be payable or vest upon achievement of the Performance Goal or Goals, but may reduce or eliminate the payments or scheduled vesting unless otherwise provided in the Incentive Award. The Committee may provide for an Incentive Award to be payable at the target level (or other level as determined by the Committee in its discretion) prior to the attainment of a Performance Goal or Goals, and for vesting and payment of Restricted Stock awards or Restricted Stock Unit awards, solely upon the Participant’s death, Disability, or the occurrence of a Change of Control.

(3)	The actual payments to a Participant under an Incentive Award will be calculated by applying the achievement of a Performance Criteria to the Performance Goal as established in the Grant Agreement. All calculations of actual payments shall be made by the Committee and the Committee shall certify in writing the extent, if any, to which the Performance Goals have been met.

(4)	The Company shall distribute amounts payable to Participants pursuant to Incentive Awards as soon as is administratively practicable following the determination and written certification of the Committee for a Performance Period, but in no event later than two and one-half months after the end of the calendar year in which the Performance Period ends (and subject to any deferred payment authorized by the Committee).

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12. Stock Awards.

(a) The Committee may grant Stock Awards to eligible Service Providers in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Section 12.

(b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Company Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Company Stock on the Date of Grant of such Stock Award, regardless of when such shares of Company Stock are issued, and one or more certificates delivered, to the Participant.

(c) Unless otherwise determined by the Committee and set forth in the related Grant Agreement, shares of Company Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Date of Grant of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Committee expressly provides otherwise with respect to a Stock Award, as set forth in the related Grant Agreement, no Stock Award shall be deemed to be an outstanding Incentive Award for purposes of the Plan.

13. Effective Date of the Plan~~. The Plan shall become effective as of the date on which it is approved by the stockholders of the Company.~~ ; Effect on the 2005 Plan.

(a) The Plan shall become immediately effective upon approval by the Company’s stockholders at the annual meeting of stockholders held on March 26, 2013.

(b) The Plan succeeds and replaces the 2005 Plan. No further incentive awards may be granted under the 2005 Plan after the Effective Date. Each outstanding incentive award granted under the 2005 Plan shall continue to be governed solely by the terms of the 2005 Plan and the award agreements relating to such incentive awards. In accordance with Section 4(b), shares of Company Stock relating to awards or portions of awards granted under 2005 Plan may in certain circumstances be subjected to an Incentive Award under the Plan or used to increase the share reserve under the Plan.

14. Continuing Securities Law Compliance. If at any time on or after the effective date of the Plan as described in Section 13 above, the requirements of any applicable federal or state securities laws should fail to be met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock Appreciation Rights shall be exercisable until the Committee has determined that these requirements have again been met. The Committee may suspend the right to exercise an Option or Stock Appreciation Rights at any time when it determines that allowing the exercise and issuance of Company Stock would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or Stock Appreciation Rights are extended during a period of suspension.

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15. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on February ~~10~~15, ~~2021~~ 2023. No new Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan at any time and may amend the Plan at any time in any respect as it shall deem advisable; provided that no change shall be made that increases the total number of shares of Company Stock reserved for issuance under the Plan (except pursuant to Section 16), materially modifies the requirements as to eligibility for participation in the Plan, or that would otherwise be considered a material revision or amendment under Code section 422 or the listing standards of the exchange on which the Company Stock is traded, unless the change is authorized by the stockholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding Incentive Awards with respect to Participants as it deems appropriate to ensure compliance with Rule 16b-3 and other applicable federal or state securities laws and to meet the requirements of the Code and applicable regulations or other generally applicable guidance thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Incentive Award previously granted to him or her.

16. Change in Capital Structure.

(a) The Committee shall proportionately adjust the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise price of Options or Stock Appreciation Rights, and other relevant terms of the Plan and any Incentive Awards whenever, in the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s corporate structure or capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), it deems any such adjustment necessary or desirable to preserve the intended benefits of the Plan and any outstanding Incentive Awards for the Company and the Participants. The Committee’s determination in this regard shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option or Stock Appreciation Right or fractional cents with respect to the exercise price thereof, the Committee shall round down the number of shares covered by the Option or Stock Appreciation Right to the nearest whole share and round up the exercise price to the nearest whole cent.

(b) In the event of a Change in Control as described in Section ~~2(e)(i~~2(d)(i), or if the Company is otherwise a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets occurs (in any such case, a “Corporate Event”), then the Committee may take any actions with respect to outstanding Incentive Awards as it deems appropriate, consistent with applicable provisions of the Code and any applicable federal or state securities laws.

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(c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and its determination shall be conclusive and binding on all persons and for all purposes.

17. Administration of the Plan.

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in this Plan or the Committee’s charter or as otherwise established by the Board, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i)	to prescribe, amend and rescind policies relating to this Plan, and to interpret the Plan, including defining terms not otherwise defined;

(ii)	to determine which persons are eligible Service Providers, to which of the Service Providers, if any, Incentive Awards shall be granted hereunder and the timing of any Incentive Awards;

(iii)	to grant Incentive Awards to Service Providers and determine the terms and conditions thereof, including the number of shares of Company Stock subject to Incentive Awards and the exercise or purchase price of the shares of Company Stock and the circumstances under which Incentive Awards become exercisable, vested, payable, forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance conditions (including Performance Goals), the occurrence of certain events (such as a Change in Control), or other factors;

(iv)	to establish or verify the extent of satisfaction of any Performance Goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Incentive Award;

(v)	to prescribe and amend the terms of the Grant Agreements or other documents evidencing Incentive Awards made under this Plan (which need not be identical);

(vi)	to determine whether, and the extent to which, adjustments are required pursuant to Section 16;

(vii)	to interpret and construe this Plan, any policies under this Plan and the terms and conditions of any Incentive Award granted hereunder, and to make exceptions to any provisions for the benefit of the Company;

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(viii)	to delegate, to the extent permitted by applicable law, any portion of its authority under the Plan to make Incentive Awards to an executive officer of the Company, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s ability to make awards to “executive officers” within the meaning of section 16 of the Act or to “covered employees” within the meaning of Code section 162(m));

(ix)	to require any Participant acquiring shares of Company Stock pursuant to any Incentive Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Company Stock for investment purposes and without a view to resale or distribution thereof. Shares of Company Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Company Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company; and

(x)	to make all other determinations deemed necessary or advisable for the administration of this Plan.

The Committee may amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that the consent will not be required if the amendment is for the purpose of complying with applicable provisions of the Code or any federal or state securities laws.

The Committee is prohibited from Repricing any Option or Stock Appreciation Right without the prior approval of the stockholders of the Company with respect to the proposed Repricing. No Option or Stock Appreciation Right may include provisions that “reload” the Option or Stock Appreciation Right upon exercise or that extend the term of an Option or Stock Appreciation Right beyond what is the maximum period specified in the Plan and/or Grant Agreement.

(b) The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c) The Committee shall meet at such times and places as it determines. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by the Committee in writing or by electronic transmission or transmissions as permitted by the Bylaws of the Company, and any action so taken shall be fully effective as if it had been taken at a meeting.

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(d) The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such officer(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Incentive Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Incentive Awards, to process or oversee the issuance of shares of Company Stock upon the exercise, vesting and/or settlement of an Incentive Award, to interpret the terms of Incentive Awards and to take any other actions as the Committee may specify, provided that in no case shall any such officer(s) be authorized to grant Incentive Awards under the Plan, except in accordance with Section 17(a)(viii) above. Any action by an administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such officer(s), provided that the actions and interpretations of any such officer(s) shall be subject to review and approval, disapproval or modification by the Committee.

(e) In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Incentive Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

(f) Subject to the express provisions of the Plan, the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Incentive Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or a Grant Agreement, all Incentive Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Committee in its sole discretion, to the extent consistent with such Participant’s employment agreement, if any.

18. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company—at the principal business address of the Company to the attention of the Corporate Secretary of the Company; and (b) if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

19. No Effect on Other Plans. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company or any Related Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

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20. Interpretation. The Plan is intended to operate in compliance with the provisions of Rule 16b-3 and to facilitate compliance with, and optimize the benefits from, Code section 162(m). The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury of the United States or his or her delegate relating to the qualification of Incentive Stock Options under the Code. To the extent applicable, this Plan and the individual Incentive Awards under the Plan are intended to comply with any applicable requirements of Code section 409A and shall be interpreted to the extent context reasonably permits in accordance with such requirements. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

21. No Employment/Service Rights. Nothing in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Company employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s service at any time for any reason, with or without cause.

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OPTICAL CABLE CORPORATION

Proxy Solicited on Behalf of the Board of Directors of Optical Cable

Corporation for the Annual Meeting of Shareholders to be Held March 26, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at - http://www.occfiber.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

The undersigned appoints Neil D. Wilkin, Jr. and Tracy G. Smith, or either of them, with full power of substitution, to attend the annual meeting of shareholders of Optical Cable Corporation (the “Company”) on March 26, 2013, and at any adjournments thereof, and to vote all shares which the undersigned would be entitled to vote if personally present upon the following matters set forth in the Notice of Annual Meeting and proxy statement.

1.	Election of Directors
	☐	FOR the FIVE nominees listed below	☐	WITHHOLD AUTHORITY to
		(except as marked to the contrary below)		Vote for the FIVE nominees listed below

Nominees: Neil D. Wilkin, Jr.; Randall H. Frazier; John M. Holland; Craig H. Weber and John B. Williamson, III.

(INSTRUCTION: To withhold authority for any individual nominee, write that nominee’s name in the space provided below)

2.	To approve the Amended and Restated 2011 Stock Incentive Plan, including the reservation of an additional 500,000 common shares issuance under such plan.

	☐	FOR this proposal	☐	AGAINST this proposal	☐	ABSTAIN

3.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2013.

	☐	FOR this proposal	☐	AGAINST this proposal	☐	ABSTAIN

4.	Non-binding advisory vote to approve named executive officer compensation.

	☐	FOR this proposal	☐	AGAINST this proposal	☐	ABSTAIN

5.	Non-binding advisory vote to approve the frequency of future advisory votes on named executive officer compensation.

	☐	1 year	☐	2 year	☐	3 year	☐	ABSTAIN

6.	In their discretion, upon such other business as may properly come before the meeting and any adjournments thereof.

PLEASE DATE, SIGN AND RETURN PROXY PROMPTLY.
Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

Shareholder’s Signature

Joint Holder’s Signature (if applicable)
Date:
When properly executed, this proxy will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees of the Board of Directors in the election of Directors, FOR proposal 2 above, FOR proposal 3 above, FOR proposal 4 above, for 1 year frequency on proposal 5 above, and in accordance with the judgment of the person(s) voting the proxy upon such other matters properly coming before the meeting and any adjournments thereof. Please sign exactly as name(s) appear above.